      As filed with the Securities and Exchange Commission on February 10, 2005

Registration No. 333-102902

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File #811-5563

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 83	☒

PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
PACIFIC LIFE INSURANCE COMPANY

(Exact Name of Registrant)

PACIFIC LIFE INSURANCE COMPANY

(Name of Depositor)

700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Address of Depositor’s Principal Executive Office)

(949) 219-3743
(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger
Vice President
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 9000
Newport Beach, California 92660
(Name and Address of Agent for Service of Process)

Copies to:
Jeffrey S. Puretz, Esq.
Dechert
1775 I Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:

☐ immediately upon filing pursuant to paragraph (b)

☒ on February 10, 2005 pursuant to paragraph (b)

☐ 60 days after filing pursuant to paragraph (a)(1)

☐ on ___________________, pursuant to paragraph (a)(1)

If appropriate, check the following box:

☐ This post-effective amendment designates a new date for a previously filed post-effective amendment.

Title of securities being registered: interests in the Separate Account under Pacific Select Performer 500 Flexible Premium Variable Life Insurance Policies.

Filing fee: None

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

(Included in Post-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-6, Accession No. 0000892569-04-000501, as filed on April 23, 2004, and included in Form 497, Accession No. 0000892569-04-000781, as filed on July 1, 2004, and incorporated by reference herein.)

Supplement to Prospectus Dated May 1, 2004 for
Pacific Select Exec, Pacific Select Choice and Pacific Select Performer 500
Flexible Premium Variable Life Insurance Policies, and
Pacific Select Estate Preserver, Pacific Select Estate Preserver II, Pacific Select Estate Preserver III,
Pacific Select Estate Preserver IV and Pacific Select Estate Preserver V
Last Survivor Flexible Premium Life Insurance Policies, and Pacific Select
Estate Maximizer Modified Single Premium Life Insurance Policy (each a “policy”)
Issued by Pacific Life Insurance Company

You’ll find an explanation of what terms mean in your policy prospectus or in the prospectuses for the funds underlying the available investment options. Effective February 14, 2005, all references in your policy’s prospectus to the fund are changed to Pacific Select Fund. Effective February 14, 2005, there are several funds (each a fund, and collectively the funds) providing underlying portfolios for the variable investment options offered under the policy. A current prospectus for the new variable investment option(s) offered by each fund accompanies this supplement. This supplement also restates information contained in the December 30, 2004 supplement.

The name of the I-Net TollkeeperSM portfolio is changed
Effective February 1, 2005, the I-Net Tollkeeper PortfolioSM changed its name to the Concentrated Growth Portfolio. All references to the I-Net Tollkeeper portfolio, investment option or variable account are changed to Concentrated Growth portfolio, investment option or variable account.

Nine new variable investment options are available
Effective February 14, 2005, nine new variable investment options are available under your policy:

Fidelity® Variable Insurance Products Funds:
  Fidelity VIP Contrafund® Class 2
  Fidelity VIP Growth Class 2
  Fidelity VIP Mid Cap Class 2
  Fidelity VIP Value Strategies Class 2

Merrill Lynch Variable Series Funds, Inc.:
  Merrill Lynch Basic Value V.I. Fund Class III
  Merrill Lynch Global Allocation V.I. Fund Class III

T. Rowe Price Equity Series, Inc.:
  T. Rowe Price Blue Chip Growth Portfolio – II
  T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Hard Assets Fund

References to 31 variable investment options throughout the prospectus are changed to 40 variable investment options.

Benefits and risks of the Policy is amended
Effective February 14, 2005, the following changes are made:

Benefits of your policy: Investment options is replaced with:

You can choose from 40 variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the Merrill Lynch Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The policy also offers two fixed investment options, both of which provide a guaranteed minimum rate of interest.
Supplement dated February 10, 2005

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Risks of your policy: Investment performance is replaced with:

Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the Merrill Lynch Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See each fund’s prospectus for more information on the underlying portfolios and their individual risks.

Fee tables is amended
Effective February 1, 2005, the following replaces Total annual Pacific Select Fund operating expenses:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2003.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.30	1.29

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses. The expense information has been restated to reflect fees that will be effective on February 1, 2005.

To help limit fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund for its operating expenses (including organizational expenses, but not including advisory fees; 12b-1 distribution expenses; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses; other expenses not incurred in the ordinary course of business; and expenses of counsel or other persons or services retained by the fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006.

The policy basics is changed
Effective February 14, 2005, the flow chart under Understanding policy expenses and cash flow (including fees and charges of fund portfolios) is replaced with the chart appearing on page 9 of this supplement.

The following is added to the last bullet point under Statements and reports we’ll send you:

We’ll also send you financial statements that we receive from the other funds.

How premiums work: Allocating your premiums is changed

Portfolio optimization is an asset allocation service that we offer at no additional charge for use within your policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your policy, portfolio optimization can help with decisions about how you should allocate your accumulated value among available investment options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.

For more information on our role as investment adviser for the portfolio optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to you at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure.
Allocating your premiums: Portfolio optimization is replaced:

Portfolio optimization
The service. As part of our portfolio optimization service, we have developed several asset allocation models (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your net premium payment or accumulated value that is not currently included in your model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the investment options within your model will be rebalanced.

If you subscribe to portfolio optimization, we will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, we will automatically reallocate your accumulated value or net premium payments, as applicable, in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. In developing and periodically updating the portfolio optimization models, we currently rely on the recommendations of an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

We offer five asset allocation models, each comprised of a carefully selected combination of investment options (reflecting the underlying portfolios of Pacific Select Fund).	The portfolio optimization models. Development of the portfolio optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available investment options (underlying portfolios) can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and investment options may be added to a model (including investment options not currently available), or investment options may be deleted from a model.

When your portfolio optimization model is updated, we will automatically reallocate your accumulated value and any subsequent net premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent net premium payments will be automatically reallocated among the investment options in your updated model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your accumulated value and any subsequent net premium payments in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc., or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model after the annual analysis.

When we update the portfolio optimizations models, we will send you written notice of the updated models at least 30 days in advance of the date we intend the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your accumulated value and any subsequent net premium payments will be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances.

You may change to a different model at any time with a proper written request or by telephone or electronic instructions provided your completed telephone and electronic authorization form is on file with us.	Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and Pacific Life bears no responsibility for this decision.

Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to Pacific Life than another portfolio, and provide Pacific Life with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, Pacific Life may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third-party analytical firm. We do not dictate to the third party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Your investment options is changed	Effective January 1, 2005, the disclosure regarding the Growth LT portfolio in the chart under Variable investment options is replaced with:

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Effective February 1, 2005, the disclosure regarding the I-Net Tollkeeper portfolio in the chart under Variable investment options is replaced with:

Concentrated Growth	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

Effective February 14, 2005, the following is added to Variable investment options:

Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds (Fidelity VIP Funds). They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your policy.

Merrill Lynch Investment Managers, L.P. is the investment adviser of the Merrill Lynch Variable Series Funds, Inc. and has retained a sub-advisor for the portfolios available under your policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your policy directly.

Pacific Life is not responsible for the operation of the Fidelity VIP Funds, the Merrill Lynch Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust or any of their portfolios. We also are not responsible for ensuring that the Fidelity VIP Funds, the Merrill Lynch Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust and their portfolios comply with any laws that apply.

Effective February 14, 2005, the following is added to the chart under Variable investment options:

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS PORTFOLIOS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Fidelity VIP Contrafund Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.
Fidelity VIP Mid Cap Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Merrill Lynch Basic Value V.I. Fund Class III	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	Merrill Lynch Investment Managers, L.P.
Merrill Lynch Global Allocation V.I. Fund Class III	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	Merrill Lynch Investment Managers, L.P.

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	Equity securities of large and medium-sized “blue chip” growth companies.	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio – II	Current income and long-term capital growth.	Equity securities with a focus on well- established companies paying above- average dividends.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is of secondary importance.)	A mix of U.S. and foreign hard asset [1] securities	Van Eck Associates Corporation

[1]	Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities include any derivative securities with present value based upon hard asset securities and/or hard asset commodities.

Effective February 14, 2005, the following replaces Fees and expenses paid by the Pacific Select Fund:

You’ll find more about fund fees and expenses in Fee tables and in each fund’s prospectus.	Fees and expenses paid by the funds

Each fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each fund is governed by its own Board of Trustees or Board of Directors.

Effective February 14, 2005, the following information is added to Transferring among the investment options:

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in your policy prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve either the Merrill Lynch Global Allocation V.I. Fund Class III or Van Eck Worldwide Hard Assets Fund.

About Pacific Life is changed
Effective February 14, 2005, the following replaces the first paragraph of Voting rights:

We are the legal owner of the shares of the funds that are held by the variable accounts. The voting rights we describe in the Voting rights section of your policy’s prospectus and how we’ll exercise them apply to all of the funds.

Effective February 14, 2005, the following section is added:

Service arrangements
We or our affiliates have entered into services agreements in connection with some of the funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each fund held by the separate accounts and purchased by us at the policy owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these funds available as investment options under the contracts.

Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. FAM Distributors, Inc., principal underwriter of shares of Merrill Lynch Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of Merrill Lynch Variable Series Funds held by our separate accounts. Van Eck Securities Corporation, distributor for Van Eck Worldwide Insurance Trust pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, we have entered into a distribution agreement with T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc. Under this distribution agreement, T. Rowe Price Investment Services, Inc. pays us on a monthly basis for certain distribution services of T. Rowe Price Equity Series, Inc. Class II shares offered to our policy owners, including, but not limited to, (i) distribution of reports, prospectuses and SAIs to clients other than existing policy owners, (ii) preparation and distribution of sales literature and advertising materials, (iii) continuing education and training of registered representatives, (iv) distribution support services, and (v) other distribution services as mutually agreed upon from time to time. The fee is an annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts.

POLICY BASICS

Understanding policy expenses and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a policy.

Under a flexible premium life insurance policy, you have the flexibility to choose the amount and frequency of your premium payments. You must, however, pay enough premiums to cover the ongoing cost of policy benefits.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy.

In some states we’ll hold your net premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

Supplement dated February 10, 2005 to the Statement of Additional Information
dated May 1, 2004 for Pacific Select Exec, Pacific Select Choice and Pacific Select Performer 500 Flexible Premium Variable Life Insurance Policies and Pacific Select Estate Preserver, Pacific Select Estate Preserver II,
Pacific Select Estate Preserver III, Pacific Select Estate Preserver IV, Pacific Estate Select Preserver V and M’s Versatile Product-Survivorship Last Survivor Flexible Premium Variable Life Insurance Policies and Pacific Select Estate Maximizer Modified Single Premium Variable Life Insurance Policy (each a “policy”) Issued by Pacific Life Insurance Company

The following pages are added to the SAI.

September 30, 2004 Financial Statements

Pacific Select Exec
 Separate Account of
Pacific Life Insurance Company

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Blue	Aggressive	Diversified	Short	I-Net	Financial	Health		Focused
	Chip	Growth	Research	Duration Bond	TollkeeperSM	Services	Sciences	Technology	30
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Blue Chip Portfolio	$57,766
Aggressive Growth Portfolio		$10,999
Diversified Research Portfolio			$50,753
Short Duration Bond Portfolio				$29,136
I-Net Tollkeeper PortfolioSM					$5,204
Financial Services Portfolio						$6,271
Health Sciences Portfolio							$11,446
Technology Portfolio								$8,660
Focused 30 Portfolio									$7,379
Receivables:
Due from Pacific Life Insurance Company	93	13	60	36	3	6	—	11	5
Fund shares redeemed	—	—	—	—	—	—	2	—	—

Total Assets	57,859	11,012	50,813	29,172	5,207	6,277	11,448	8,671	7,384

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—	2	—	—
Fund shares purchased	93	13	60	36	3	6	—	11	5

Total Liabilities	93	13	60	36	3	6	2	11	5

NET ASSETS	$57,766	$10,999	$50,753	$29,136	$5,204	$6,271	$11,446	$8,660	$7,379

Shares Owned in each Portfolio	7,922	1,404	4,687	2,959	1,352	614	1,273	2,130	995

Cost of Investments	$57,244	$10,397	$48,252	$29,428	$5,173	$5,719	$10,718	$9,519	$6,470

See Notes to Financial Statements

SAQ-1

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap	Multi-	Main
	LT	Value	Value	Opportunities	Large-Cap	Index	Index	Strategy	Street® Core
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Growth LT Portfolio	$270,771
Mid-Cap Value Portfolio		$127,102
International Value Portfolio			$185,487
Capital Opportunities Portfolio				$13,671
International Large-Cap Portfolio					$74,703
Equity Index Portfolio						$451,691
Small-Cap Index Portfolio							$265,002
Multi-Strategy Portfolio								$99,491
Main Street® Core Portfolio									$136,490
Receivables:
Due from Pacific Life Insurance Company	159	114	114	23	101	104	145	45	75

Total Assets	270,930	127,216	185,601	13,694	74,804	451,795	265,147	99,536	136,565

LIABILITIES
Payables:
Fund shares purchased	159	117	114	23	101	109	149	51	75

Total Liabilities	159	117	114	23	101	109	149	51	75

NET ASSETS	$270,771	$127,099	$185,487	$13,671	$74,703	$451,686	$264,998	$99,485	$136,490

Shares Owned in each Portfolio	15,714	7,862	14,132	1,733	10,697	16,854	21,820	6,452	7,235

Cost of Investments	$379,988	$108,251	$156,981	$12,784	$70,136	$502,845	$256,375	$95,775	$148,254

See Notes to Financial Statements

SAQ-2

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Emerging	Inflation	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Markets	Managed	Bond	Value	Market	Bond	Income	Equity	Equity
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Emerging Markets Portfolio	$44,786
Inflation Managed Portfolio		$116,325
Managed Bond Portfolio			$217,402
Small-Cap Value Portfolio				$23,634
Money Market Portfolio					$309,501
High Yield Bond Portfolio						$75,892
Equity Income Portfolio							$17,459
Equity Portfolio								$44,631
Aggressive Equity Portfolio									$32,158
Receivables:
Due from Pacific Life Insurance Company	22	159	—	99	727	25	72	107	5
Fund shares redeemed	—	—	278	—	—	—	—	—	—

Total Assets	44,808	116,484	217,680	23,733	310,228	75,917	17,531	44,738	32,163

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	280	—	—	—	—	—	—
Fund shares purchased	22	159	—	99	727	25	72	107	5

Total Liabilities	22	159	280	99	727	25	72	107	5

NET ASSETS	$44,786	$116,325	$217,400	$23,634	$309,501	$75,892	$17,459	$44,631	$32,158

Shares Owned in each Portfolio	4,140	9,643	19,349	1,724	30,683	10,848	1,598	2,652	3,376

Cost of Investments	$30,479	$114,637	$215,382	$20,905	$309,594	$72,539	$16,256	$48,477	$27,144

See Notes to Financial Statements

SAQ-3

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Large-Cap		Real	Mid-Cap
	Value	Comstock	Estate	Growth	Variable	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Account	Account	Account	Account
	Account	Account	Account	Account	I	II	III	V

ASSETS
Investments:
Large-Cap Value Portfolio	$129,213
Comstock Portfolio		$27,578
Real Estate Portfolio			$65,878
Mid-Cap Growth Portfolio				$17,087
Brandes International Equity Fund					$45,295
Turner Core Growth Fund						$21,828
Frontier Capital Appreciation Fund							$38,247
Business Opportunity Value Fund								$5,951
Receivables:
Due from Pacific Life Insurance Company	—	61	29	45	5	3	3	4
Fund shares redeemed	9	—	—	—	—	—	—	—

Total Assets	129,222	27,639	65,907	17,132	45,300	21,831	38,250	5,955

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	9	—	—	—	—	—	—	—
Fund shares purchased	—	61	30	45	5	3	3	4

Total Liabilities	9	61	30	45	5	3	3	4

NET ASSETS	$129,213	$27,578	$65,877	$17,087	$45,295	$21,828	$38,247	$5,951

Shares Owned in each Portfolio/Fund	10,968	2,889	3,571	2,839	2,918	1,679	1,974	541

Cost of Investments	$116,126	$24,122	$50,774	$15,798	$37,854	$20,396	$36,019	$4,857

See Notes to Financial Statements

SAQ-4

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Blue	Aggressive	Diversified	Short	I-Net	Financial	Health		Focused
	Chip	Growth	Research	Duration Bond	Tollkeeper	Services	Sciences	Technology	30
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$3	$—	$5	$447	$—	$7	$—	$—	$—

Net Investment Income	3	—	5	447	—	7	—	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(413)	(16)	2,635	(32)	490	195	394	828	188
Change in net unrealized appreciation (depreciation) on investments	(1,415)	(98)	(2,436)	(195)	(672)	(155)	(568)	(1,949)	5

Net Gain (Loss) on Investments	(1,828)	(114)	199	(227)	(182)	40	(174)	(1,121)	193

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,825)	($114)	$204	$220	($182)	$47	($174)	($1,121)	$193

See Notes to Financial Statements

SAQ-5

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap	Multi-	Main
	LT	Value	Value	Opportunities	Large-Cap	Index	Index	Strategy	Street Core
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$—	$7	$321	$4	$200	$39	$99	$96	$27

Net Investment Income	—	7	321	4	200	39	99	96	27

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(53,263)	2,337	3,474	(262)	3,327	(3,185)	11,981	(1,314)	(6,210)
Change in net unrealized appreciation (depreciation) on investments	48,569	8,314	(704)	363	(505)	8,720	(5,925)	2,986	7,326

Net Gain (Loss) on Investments	(4,694)	10,651	2,770	101	2,822	5,535	6,056	1,672	1,116

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($4,694)	$10,658	$3,091	$105	$3,022	$5,574	$6,155	$1,768	$1,143

See Notes to Financial Statements

SAQ-6

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Emerging	Inflation	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Markets	Managed	Bond	Value	Market	Bond	Income	Equity	Equity
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$80	$7,434	$7,032	$496	$1,912	$3,781	$7	$12	$13

Net Investment Income	80	7,434	7,032	496	1,912	3,781	7	12	13

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	2,013	1,270	1,523	470	(27)	1,770	1,081	(6,062)	(2,221)
Change in net unrealized appreciation (depreciation) on investments	1,764	(2,519)	(47)	1,017	16	(1,802)	(735)	4,528	3,551

Net Gain (Loss) on Investments	3,777	(1,249)	1,476	1,487	(11)	(32)	346	(1,534)	1,330

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,857	$6,185	$8,508	$1,983	$1,901	$3,749	$353	($1,522)	$1,343

See Notes to Financial Statements

SAQ-7

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE PERIOD ENDED SEPTEMBER 30, 2004 (Unaudited)
(In thousands)

	Large-Cap		Real	Mid-Cap
	Value	Comstock	Estate	Growth	Variable	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Account	Account	Account	Account
	Account	Account	Account	Account	I	II	III	V

INVESTMENT INCOME
Dividends	$4	$7	$332	$—	$7	$1	$—	$—

Net Investment Income	4	7	332	—	7	1	—	—

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	454	31	1,020	574	(101)	(935)	5,467	116
Change in net unrealized appreciation (depreciation) on investments	981	1,373	7,489	418	2,720	523	(6,964)	323

Net Gain (Loss) on Investments	1,435	1,404	8,509	992	2,619	(412)	(1,497)	439

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,439	$1,411	$8,841	$992	$2,626	($411)	($1,497)	$439

See Notes to Financial Statements

SAQ-8

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Blue Chip		Aggressive Growth		Diversified Research		Short Duration Bond
	Variable Account		Variable Account		Variable Account		Variable Account (1)
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Period Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$3	$94	$—	$—	$5	$123	$447	$244
Net realized gain (loss) from security transactions	(413)	(2,845)	(16)	(181)	2,635	(284)	(32)	(3)
Change in net unrealized appreciation (depreciation) on investments	(1,415)	10,976	(98)	1,314	(2,436)	7,877	(195)	(97)

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,825)	8,225	(114)	1,133	204	7,716	220	144

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	9,434	9,540	1,751	1,451	6,267	4,895	4,633	2,250
Transfers between variable accounts, net	10,826	5,792	4,073	1,136	4,946	20,412	9,404	16,405
Transfers—policy charges and deductions	(4,261)	(4,318)	(649)	(670)	(2,389)	(1,858)	(1,691)	(924)
Transfers—surrenders	(1,665)	(1,473)	(152)	(134)	(1,367)	(800)	(684)	(289)
Transfers—other	(605)	(236)	(58)	(123)	(774)	326	(235)	(97)

Net Increase in Net Assets Derived from Policy Transactions	13,729	9,305	4,965	1,660	6,683	22,975	11,427	17,345

NET INCREASE IN NET ASSETS	11,904	17,530	4,851	2,793	6,887	30,691	11,647	17,489

NET ASSETS
Beginning of Period/Year	45,862	28,332	6,148	3,355	43,866	13,175	17,489	—

End of Period/Year	$57,766	$45,862	$10,999	$6,148	$50,753	$43,866	$29,136	$17,489

(1) Operations commenced on May 1, 2003.

(2) Unaudited.

See Notes to Financial Statements

SAQ-9

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	I-Net Tollkeeper		Financial Services		Health Sciences		Technology
	Variable Account		Variable Account		Variable Account		Variable Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$7	$33	$—	$—	$—	$—
Net realized gain (loss) from security transactions	490	340	195	(80)	394	(400)	828	(705)
Change in net unrealized appreciation (depreciation) on investments	(672)	1,103	(155)	1,087	(568)	2,278	(1,949)	2,287

Net Increase (Decrease) in Net Assets Resulting from Operations	(182)	1,443	47	1,040	(174)	1,878	(1,121)	1,582

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	829	850	840	904	1,378	1,726	1,490	1,017
Transfers between variable accounts, net	(860)	1,370	749	607	1,746	1,156	257	4,074
Transfers—policy charges and deductions	(455)	(518)	(446)	(470)	(796)	(854)	(695)	(546)
Transfers—surrenders	(124)	(153)	(174)	(90)	(343)	(295)	(204)	(213)
Transfers—other	(88)	(43)	(48)	(22)	(184)	(16)	(113)	(55)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(698)	1,506	921	929	1,801	1,717	735	4,277

NET INCREASE (DECREASE) IN NET ASSETS	(880)	2,949	968	1,969	1,627	3,595	(386)	5,859

NET ASSETS
Beginning of Period/Year	6,084	3,135	5,303	3,334	9,819	6,224	9,046	3,187

End of Period/Year	$5,204	$6,084	$6,271	$5,303	$11,446	$9,819	$8,660	$9,046

(1) Unaudited.

See Notes to Financial Statements

SAQ-10

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Focused 30		Growth LT		Mid-Cap Value		International Value
	Variable Account		Variable Account		Variable Account		Variable Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$—	$—	$7	$486	$321	$2,660
Net realized gain (loss) from security transactions	188	(269)	(53,263)	(63,914)	2,337	(860)	3,474	(34,675)
Change in net unrealized appreciation (depreciation) on investments	5	1,512	48,569	138,811	8,314	23,008	(704)	71,700

Net Increase (Decrease) in Net Assets Resulting from Operations	193	1,243	(4,694)	74,897	10,658	22,634	3,091	39,685

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	767	722	29,020	42,999	11,887	13,018	18,605	22,488
Transfers between variable accounts, net	1,880	1,748	(13,492)	(9,138)	11,978	15,127	2,058	4,620
Transfers—policy charges and deductions	(486)	(443)	(18,837)	(26,001)	(6,910)	(7,569)	(10,063)	(12,615)
Transfers—surrenders	(120)	(83)	(13,815)	(15,473)	(3,670)	(3,976)	(8,672)	(11,031)
Transfers—other	(131)	(135)	(1,408)	(1,631)	(945)	308	(978)	(1,107)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,910	1,809	(18,532)	(9,244)	12,340	16,908	950	2,355

NET INCREASE (DECREASE) IN NET ASSETS	2,103	3,052	(23,226)	65,653	22,998	39,542	4,041	42,040

NET ASSETS
Beginning of Period/Year	5,276	2,224	293,997	228,344	104,101	64,559	181,446	139,406

End of Period/Year	$7,379	$5,276	$270,771	$293,997	$127,099	$104,101	$185,487	$181,446

(1) Unaudited.

See Notes to Financial Statements

SAQ-11

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Capital Opportunities		International Large-Cap		Equity Index		Small-Cap Index
	Variable Account		Variable Account		Variable Account		Variable Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4	$43	$200	$593	$39	$6,064	$99	$362
Net realized gain (loss) from security transactions	(262)	(732)	3,327	8,646	(3,185)	(9,965)	11,981	(995)
Change in net unrealized appreciation (depreciation) on investments	363	3,061	(505)	4,710	8,720	101,994	(5,925)	21,550

Net Increase in Net Assets Resulting from Operations	105	2,372	3,022	13,949	5,574	98,093	6,155	20,917

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,199	2,473	9,732	9,082	45,593	61,634	16,224	7,063
Transfers between variable accounts, net	515	1,154	6,160	11,542	5,076	10,102	187,636	17,309
Transfers—policy charges and deductions	(1,088)	(1,182)	(4,888)	(4,641)	(25,730)	(33,099)	(9,362)	(3,579)
Transfers—surrenders	(331)	(406)	(2,406)	(1,774)	(22,858)	(34,081)	(8,305)	(1,580)
Transfers—other	(186)	(53)	(511)	(13)	(2,242)	324	(1,216)	607

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,109	1,986	8,087	14,196	(161)	4,890	184,977	19,820

NET INCREASE IN NET ASSETS	1,214	4,358	11,109	28,145	5,413	102,983	191,132	40,737

NET ASSETS
Beginning of Period/Year	12,457	8,099	63,594	35,449	446,273	343,290	73,866	33,129

End of Period/Year	$13,671	$12,457	$74,703	$63,594	$451,686	$446,273	$264,998	$73,866

(1) Unaudited.

See Notes to Financial Statements

SAQ-12

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Multi-Strategy		Main Street Core		Emerging Markets		Inflation Managed
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$96	$1,452	$27	$1,263	$80	$299	$7,434	$6,206
Net realized gain (loss) from security transactions	(1,314)	(8,358)	(6,210)	(21,020)	2,013	(32)	1,270	4,474
Change in net unrealized appreciation (depreciation) on investments	2,986	27,600	7,326	49,923	1,764	14,225	(2,519)	(2,326)

Net Increase in Net Assets Resulting from Operations	1,768	20,694	1,143	30,166	3,857	14,492	6,185	8,354

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	8,625	10,932	12,210	16,815	3,581	3,725	10,332	13,510
Transfers between variable accounts, net	2,321	1,350	(178)	2,015	4,067	3,117	7,330	(296)
Transfers—policy charges and deductions	(5,271)	(7,240)	(8,155)	(11,246)	(2,292)	(2,308)	(6,135)	(7,257)
Transfers—surrenders	(3,974)	(34,487)	(9,988)	(10,020)	(1,520)	(1,431)	(3,985)	(7,299)
Transfers—other	(311)	(523)	(821)	(627)	(341)	(240)	(580)	(1,667)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	1,390	(29,968)	(6,932)	(3,063)	3,495	2,863	6,962	(3,009)

NET INCREASE (DECREASE) IN NET ASSETS	3,158	(9,274)	(5,789)	27,103	7,352	17,355	13,147	5,345

NET ASSETS
Beginning of Period/Year	96,327	105,601	142,279	115,176	37,434	20,079	103,178	97,833

End of Period/Year	$99,485	$96,327	$136,490	$142,279	$44,786	$37,434	$116,325	$103,178

(1) Formerly named Large-Cap Core Variable Account.

(2) Unaudited.

See Notes to Financial Statements

SAQ-13

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Managed Bond		Small-Cap Value		Money Market		High Yield Bond
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Period Ended	Year Ended	Period Ended	Period Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7,032	$21,103	$496	$92	$1,912	$2,447	$3,781	$4,703
Net realized gain (loss) from security transactions	1,523	5,626	470	49	(27)	(123)	1,770	(2,700)
Change in net unrealized appreciation (depreciation) on investments	(47)	(12,882)	1,017	1,712	16	102	(1,802)	9,721

Net Increase in Net Assets Resulting from Operations	8,508	13,847	1,983	1,853	1,901	2,426	3,749	11,724

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	20,243	28,299	2,453	1,216	184,757	241,275	6,138	7,582
Transfers between variable accounts, net	(2,433)	(5,359)	8,573	9,966	(107,056)	(218,750)	627	8,147
Transfers—policy charges and deductions	(11,611)	(17,439)	(1,061)	(471)	(20,043)	(31,670)	(3,690)	(4,858)
Transfers—surrenders	(13,088)	(24,919)	(485)	(195)	(16,494)	(31,683)	(3,355)	(4,005)
Transfers—other	(1,372)	(9,168)	(152)	(46)	(11,491)	(10,388)	(394)	(628)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(8,261)	(28,586)	9,328	10,470	29,673	(51,216)	(674)	6,238

NET INCREASE (DECREASE) IN NET ASSETS	247	(14,739)	11,311	12,323	31,574	(48,790)	3,075	17,962

NET ASSETS
Beginning of Period/Year	217,153	231,892	12,323	—	277,927	326,717	72,817	54,855

End of Period/Year	$217,400	$217,153	$23,634	$12,323	$309,501	$277,927	$75,892	$72,817

(1) Operations commenced on May 1, 2003.

(2) Unaudited.

See Notes to Financial Statements

SAQ-14

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Equity Income		Equity		Aggressive Equity		Large-Cap Value
	Variable Account		Variable Account		Variable Account		Variable Account
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7	$152	$12	$170	$13	$161	$4	$1,107
Net realized gain (loss) from security transactions	1,081	(85)	(6,062)	(11,798)	(2,221)	(7,241)	454	(7,306)
Change in net unrealized appreciation (depreciation) on investments	(735)	2,485	4,528	21,417	3,551	16,161	981	30,393

Net Increase (Decrease) in Net Assets Resulting from Operations	353	2,552	(1,522)	9,789	1,343	9,081	1,439	24,194

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,029	3,738	4,827	9,290	3,978	6,016	16,152	16,843
Transfers between variable accounts, net	1,943	2,550	(2,706)	(2,904)	(3,788)	496	16,581	12,586
Transfers—policy charges and deductions	(959)	(997)	(3,077)	(4,529)	(2,319)	(3,278)	(8,245)	(8,549)
Transfers—surrenders	(403)	(258)	(2,596)	(1,881)	(2,845)	(2,149)	(3,733)	(2,734)
Transfers—other	(47)	(179)	(372)	226	(185)	452	(928)	(339)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	3,563	4,854	(3,924)	202	(5,159)	1,537	19,827	17,807

NET INCREASE (DECREASE) IN NET ASSETS	3,916	7,406	(5,446)	9,991	(3,816)	10,618	21,266	42,001

NET ASSETS
Beginning of Period/Year	13,543	6,137	50,077	40,086	35,974	25,356	107,947	65,946

End of Period/Year	$17,459	$13,543	$44,631	$50,077	$32,158	$35,974	$129,213	$107,947

(1) Unaudited.

See Notes to Financial Statements

SAQ-15

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Comstock		Real Estate		Mid-Cap Growth
	Variable Account (1)		Variable Account		Variable Account		Variable Account I
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003	2004 (2)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$7	$93	$332	$2,064	$—	$—	$7	$359
Net realized gain (loss) from security transactions	31	(130)	1,020	1,100	574	909	(101)	(1,190)
Change in net unrealized appreciation on investments	1,373	2,873	7,489	9,557	418	1,629	2,720	12,835

Net Increase in Net Assets Resulting from Operations	1,411	2,836	8,841	12,721	992	2,538	2,626	12,004

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,865	2,111	5,869	6,061	2,420	2,106	4,054	4,406
Transfers between variable accounts, net	9,903	8,464	8,552	2,933	1,924	4,094	1,615	2,697
Transfers—policy charges and deductions	(1,380)	(1,024)	(3,333)	(3,684)	(1,179)	(1,176)	(1,774)	(1,828)
Transfers—surrenders	(740)	(390)	(1,761)	(2,282)	(727)	(196)	(710)	(984)
Transfers—other	(224)	(76)	(518)	(12)	(156)	(18)	(195)	(122)

Net Increase in Net Assets Derived from Policy Transactions	10,424	9,085	8,809	3,016	2,282	4,810	2,990	4,169

NET INCREASE IN NET ASSETS	11,835	11,921	17,650	15,737	3,274	7,348	5,616	16,173

NET ASSETS
Beginning of Period/Year	15,743	3,822	48,227	32,490	13,813	6,465	39,679	23,506

End of Period/Year	$27,578	$15,743	$65,877	$48,227	$17,087	$13,813	$45,295	$39,679

(1) Formerly named Strategic Value Variable Account.

(2) Unaudited.

See Notes to Financial Statements

SAQ-16

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Variable Account II		Variable Account III		Variable Account V
	Period Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
	September 30,	December 31,	September 30,	December 31,	September 30,	December 31,
	2004 (1)	2003	2004 (1)	2003	2004 (1)	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1	$38	$—	$—	$—	$28
Net realized gain (loss) from security transactions	(935)	(2,359)	5,467	(933)	116	(83)
Change in net unrealized appreciation (depreciation) on investments	523	6,460	(6,964)	12,659	323	998

Net Increase (Decrease) in Net Assets Resulting from Operations	(411)	4,139	(1,497)	11,726	439	943

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	2,532	2,618	2,987	4,561	518	630
Transfers between variable accounts, net	1,799	3,819	824	9,073	609	1,635
Transfers—policy charges and deductions	(1,190)	(1,131)	(1,612)	(1,812)	(234)	(223)
Transfers—surrenders	(411)	(662)	(811)	(1,251)	(59)	(39)
Transfers—other	(162)	(6)	(703)	(70)	(6)	8

Net Increase in Net Assets Derived from Policy Transactions	2,568	4,638	685	10,501	828	2,011

NET INCREASE (DECREASE) IN NET ASSETS	2,157	8,777	(812)	22,227	1,267	2,954

NET ASSETS
Beginning of Period/Year	19,671	10,894	39,059	16,832	4,684	1,730

End of Period/Year	$21,828	$19,671	$38,247	$39,059	$5,951	$4,684

(1) Unaudited.

See Notes to Financial Statements

SAQ-17

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS

     Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each period or year ended are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

	AUV			Ratios of
	at	Number	Total	Investment
	End	of	Net	Income to
	of	Units	Assets	Average Net	Total
For the Period or Year Ended	Period/Year	Outstanding	(in $000's)	Assets (1)	Returns (2)

Blue Chip
01/01/2004 - 09/30/2004 (Unaudited)	$6.97	8,287,552	$57,766	0.01%	(3.16%)
2003	7.20	6,371,597	45,862	0.27%	25.36%
2002	5.74	4,934,487	28,332	0.14%	(25.94%)
01/04/2001 - 12/31/2001 (3)	7.75	2,811,771	21,799	0.12%	(21.39%)

Aggressive Growth
01/01/2004 - 09/30/2004 (Unaudited)	$7.83	1,403,995	$10,999	0.00%	(0.72%)
2003	7.89	779,123	6,148	0.00%	26.66%
2002	6.23	538,452	3,355	0.00%	(22.32%)
01/04/2001 - 12/31/2001 (3)	8.02	687,433	5,514	0.00%	(18.82%)

Diversified Research
01/01/2004 - 09/30/2004 (Unaudited)	$11.31	4,485,894	$50,753	0.01%	1.64%
2003	11.13	3,940,814	43,866	0.48%	32.63%
2002	8.39	1,569,725	13,175	0.29%	(24.19%)
2001 (3)	11.07	1,981,854	21,942	0.27%	(2.05%)

Short Duration Bond
01/01/2004 - 09/30/2004 (Unaudited)	$10.21	2,855,065	$29,136	2.59%	1.08%
05/01/2003 - 12/31/2003	10.10	1,732,267	17,489	2.67%	0.96%

I-Net Tollkeeper
01/01/2004 - 09/30/2004 (Unaudited)	$3.85	1,352,583	$5,204	0.00%	(2.40%)
2003	3.94	1,543,338	6,084	0.00%	43.22%
2002	2.75	1,139,068	3,135	0.00%	(38.62%)
2001 (3)	4.48	904,785	4,057	0.00%	(32.93%)

Financial Services
01/01/2004 - 09/30/2004 (Unaudited)	$10.23	612,739	$6,271	0.16%	1.23%
2003	10.11	524,534	5,303	0.83%	29.00%
2002	7.84	425,502	3,334	0.27%	(14.59%)
01/04/2001 - 12/31/2001 (3)	9.17	292,594	2,685	0.49%	(7.97%)

Health Sciences
01/01/2004 - 09/30/2004 (Unaudited)	$9.72	1,177,552	$11,446	0.00%	(0.67%)
2003	9.79	1,003,438	9,819	0.00%	27.82%
2002	7.66	812,945	6,224	0.00%	(23.30%)
01/04/2001 - 12/31/2001 (3)	9.98	598,921	5,978	0.00%	1.04%

Technology
01/01/2004 - 09/30/2004 (Unaudited)	$4.28	2,024,069	$8,660	0.00%	(10.03%)
2003	4.76	1,902,193	9,046	0.00%	42.58%
2002	3.34	955,613	3,187	0.00%	(46.34%)
01/05/2001 - 12/31/2001 (3)	6.22	627,943	3,903	0.00%	(36.41%)

Focused 30
01/01/2004 - 09/30/2004 (Unaudited)	$7.47	987,956	$7,379	0.00%	3.93%
2003	7.19	734,167	5,276	0.00%	42.26%
2002	5.05	440,228	2,224	0.17%	(29.41%)
2001 (3)	7.16	264,148	1,890	0.07%	(13.24%)

Growth LT
01/01/2004 - 09/30/2004 (Unaudited)	$32.78	8,261,406	$270,771	0.00%	(1.67%)
2003	33.33	8,820,098	293,997	0.00%	33.98%
2002	24.88	9,178,024	228,344	0.99%	(28.97%)
2001 (3)	35.03	9,878,677	346,022	17.28%	(28.84%)

Mid-Cap Value
01/01/2004 - 09/30/2004 (Unaudited)	$17.86	7,117,436	$127,099	0.01%	10.47%
2003	16.16	6,439,885	104,101	0.59%	29.10%
2002	12.52	5,156,119	64,559	6.60%	(14.46%)
2001 (3)	14.64	4,920,202	72,018	3.58%	13.93%

International Value
01/01/2004 - 09/30/2004 (Unaudited)	$20.82	8,911,128	$185,487	0.24%	1.80%
2003	20.45	8,873,873	181,446	1.78%	27.71%
2002	16.01	8,707,275	139,406	0.96%	(13.91%)
2001 (3)	18.60	9,153,924	170,229	2.73%	(22.30%)

Capital Opportunities
01/01/2004 - 09/30/2004 (Unaudited)	$7.32	1,868,639	$13,671	0.05%	1.03%
2003	7.24	1,720,188	12,457	0.45%	27.13%
2002	5.70	1,421,819	8,099	0.19%	(26.78%)
01/12/2001 - 12/31/2001 (3)	7.78	1,093,055	8,503	0.21%	(21.52%)

International Large-Cap
01/01/2004 - 09/30/2004 (Unaudited)	$7.21	10,359,102	$74,703	0.38%	4.61%
2003	6.89	9,224,647	63,594	1.31%	30.52%
2002	5.28	6,711,211	35,449	0.95%	(17.63%)
2001 (3)	6.41	5,031,727	32,264	0.84%	(18.63%)

Equity Index
01/01/2004 - 09/30/2004 (Unaudited)	$40.96	11,027,399	$451,686	0.01%	1.30%
2003	40.43	11,037,075	446,273	1.59%	28.29%
2002	31.52	10,892,323	343,290	9.46%	(22.34%)
2001 (3)	40.58	10,509,402	426,521	1.46%	(11.18%)

Small-Cap Index
01/01/2004 - 09/30/2004 (Unaudited)	$13.75	19,269,459	$264,998	0.07%	3.41%
2003	13.30	5,554,119	73,866	0.71%	46.53%
2002	9.08	3,649,989	33,129	0.82%	(21.19%)
2001 (3)	11.52	3,111,792	35,837	9.13%	2.78%

Multi-Strategy
01/01/2004 - 09/30/2004 (Unaudited)	$39.98	2,488,337	$99,485	0.13%	1.83%
2003	39.26	2,453,312	96,327	1.47%	23.28%
2002	31.85	3,315,491	105,601	3.09%	(13.06%)
2001 (3)	36.64	4,275,164	156,631	2.68%	(0.79%)

Main Street Core (4)
01/01/2004 - 09/30/2004 (Unaudited)	$39.87	3,423,697	$136,490	0.03%	0.69%
2003	39.59	3,593,636	142,279	1.03%	26.96%
2002	31.19	3,693,237	115,176	0.70%	(28.40%)
2001 (3)	43.56	4,485,299	195,359	1.88%	(7.87%)

See Notes to Financial Statements	See explanation of references on next page

SAQ-18

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV			Ratios of
	at	Number	Total	Investment
	End	of	Net	Income to
	of	Units	Assets	Average Net	Total
For the Period or Year Ended	Period/Year	Outstanding	(in $000’s)	Assets (1)	Returns (2)

Emerging Markets
01/01/2004 - 09/30/2004 (Unaudited)	$11.39	3,931,086	$44,786	0.27%	9.48%
2003	10.41	3,597,135	37,434	1.20%	68.42%
2002	6.18	3,249,820	20,079	0.48%	(3.07%)
2001 (3)	6.37	3,266,714	20,822	0.16%	(9.32%)

Inflation Managed (5)
01/01/2004 - 09/30/2004 (Unaudited)	$35.64	3,245,858	$116,325	9.02%	5.66%
2003	33.92	3,041,925	103,178	6.09%	8.24%
2002	31.34	3,122,159	97,833	2.28%	15.45%
2001 (3)	27.14	1,561,993	42,395	3.63%	4.28%

Managed Bond
01/01/2004 - 09/30/2004 (Unaudited)	$35.77	6,077,074	$217,400	4.34%	4.02%
2003	34.39	6,314,379	217,153	9.40%	6.24%
2002	32.37	7,163,388	231,892	5.42%	10.93%
2001 (3)	29.18	7,087,634	206,826	5.14%	6.65%

Small-Cap Value
01/01/2004 - 09/30/2004 (Unaudited)	$14.15	1,670,726	$23,634	3.76%	11.45%
05/01/2003 - 12/31/2003	12.69	970,884	12,323	1.76%	26.93%

Money Market
01/01/2004 - 09/30/2004 (Unaudited)	$20.13	15,377,403	309,501	0.83%	0.61%
2003	20.01	13,892,825	277,927	0.80%	0.79%
2002	19.85	16,460,385	326,717	1.43%	1.42%
2001 (3)	19.57	11,632,924	227,674	3.70%	3.85%

High Yield Bond
01/01/2004 - 09/30/2004 (Unaudited)	$33.45	2,268,573	$75,892	7.23%	5.22%
2003	31.79	2,290,346	72,817	7.37%	20.29%
2002	26.43	2,075,480	54,855	8.67%	(3.00%)
2001 (3)	27.25	1,987,170	54,147	9.89%	1.17%

Equity Income
01/01/2004 - 09/30/2004 (Unaudited)	$11.15	1,565,743	$17,459	0.06%	2.17%
2003	10.91	1,240,969	13,543	1.59%	26.24%
01/02/2002 - 12/31/2002	8.65	709,867	6,137	1.71%	(13.55%)

Equity
01/01/2004 - 09/30/2004 (Unaudited)	$10.71	4,168,444	$44,631	0.03%	(3.35%)
2003	11.08	4,520,255	50,077	0.38%	24.33%
2002	8.91	4,498,857	40,086	0.40%	(26.51%)
2001 (3)	12.12	4,379,878	53,102	6.78%	(20.84%)

Aggressive Equity
01/01/2004 - 09/30/2004 (Unaudited)	$11.08	2,903,362	$32,158	0.05%	4.64%
2003	10.59	3,398,472	35,974	0.53%	33.14%
2002	7.95	3,189,278	25,356	0.00%	(25.09%)
2001 (3)	10.61	2,892,614	30,701	0.00%	(16.90%)

Large-Cap Value
01/01/2004 - 09/30/2004 (Unaudited)	$12.39	10,428,382	$129,213	See (6)	1.41%
2003	12.22	8,834,486	107,947	1.31%	31.24%
2002	9.31	7,083,069	65,946	1.05%	(22.96%)
2001 (3)	12.08	6,199,163	74,915	3.85%	(3.04%)

Comstock (7)
01/01/2004 - 09/30/2004 (Unaudited)	$9.66	2,853,961	$27,578	0.05%	7.18%
2003	9.02	1,746,197	15,743	1.03%	31.38%
2002	6.86	556,955	3,822	0.10%	(22.15%)
2001 (3)	8.82	373,489	3,292	0.43%	(9.20%)

Real Estate (8)
01/01/2004 - 09/30/2004 (Unaudited)	$23.10	2,852,393	$65,877	0.80%	17.03%
2003	19.74	2,443,728	48,227	5.29%	37.52%
2002	14.35	2,264,017	32,490	5.71%	(0.32%)
2001 (3)	14.40	1,471,261	21,181	4.06%	8.79%

Mid-Cap Growth
01/01/2004 - 09/30/2004 (Unaudited)	$5.87	2,909,255	$17,087	0.00%	7.33%
2003	5.47	2,524,178	13,813	0.00%	30.39%
2002	4.20	1,540,456	6,465	0.00%	(47.03%)
01/04/2001 - 12/31/2001 (3)	7.92	750,712	5,948	0.00%	(19.83%)

I
01/01/2004 - 09/30/2004 (Unaudited)	$21.41	2,115,545	$45,295	0.02%	6.61%
2003	20.08	1,975,752	39,679	1.27%	47.43%
2002	13.62	1,725,503	23,506	4.65%	(15.30%)
2001 (3)	16.08	1,503,806	24,187	5.27%	(12.77%)

II
01/01/2004 - 09/30/2004 (Unaudited)	$16.29	1,339,972	$21,828	0.01%	(1.44%)
2003	16.53	1,190,189	19,671	0.28%	34.58%
2002	12.28	887,140	10,894	0.27%	(26.52%)
2001 (3)	16.71	679,453	11,356	0.11%	(22.46%)

III
01/01/2004 - 09/30/2004 (Unaudited)	$22.85	1,674,065	$38,247	0.00%	(1.72%)
2003	23.25	1,680,154	39,059	0.00%	55.89%
2002	14.91	1,128,715	16,832	0.00%	(25.28%)
2001 (3)	19.96	999,083	19,940	0.84%	(0.36%)

V
01/01/2004 - 09/30/2004 (Unaudited)	$11.64	511,294	$5,951	0.00%	9.02%
2003	10.68	438,776	4,684	0.91%	29.65%
02/06/2002 - 12/31/2002	8.23	210,060	1,730	1.22%	(17.66%)

(1)	The ratios of investment income to average daily net assets for periods of less than one full year are annualized.

(2)	Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Total returns were calculated through 12/28/2001, the last business day of the fiscal year for the Separate Account.

(4)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account. Prior to 01/01/2002, the Variable Account was named Equity Income Variable Account.

(5)	Prior to 05/01/2001, Inflation Managed Variable Account was named Government Securities Variable Account.

(6)	The annualized ratio of investment income to average net assets for Large-Cap Value Variable Account during the period 01/01/2004 to 09/30/2004 was 0.0049%.

(7)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(8)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

See Notes to Financial Statements

SAQ-19

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of September 30, 2004 is comprised of thirty-five subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account V. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds. The assets in each of the first thirty-one Variable Accounts invest in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last four Variable Accounts (I, II, III, and V) invest in shares of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Business Opportunity Value Funds, respectively, which are all portfolios of M Fund, Inc. (collectively, the “Funds”). Each portfolio/fund pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections A through D of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.

     On June 30, 2003, the net assets of the Clifton Enhanced U.S. Equity Fund, the underlying fund for the Variable Account IV, were liquidated. A total of 300,804 outstanding accumulation units (valued at $3,933,147) of the Variable Account IV at the end of that date were transferred to the Money Market Variable Account.

     The net assets of the Pacific Select Fund’s Research, Global Growth, Telecommunications, and Small-Cap Equity Portfolios (the “Acquired Portfolios”), the underlying portfolios for the Research, Global Growth, Telecommunications, and Small-Cap Equity Variable Accounts, were transferred to the Pacific Select Fund’s Diversified Research, International Large-Cap, Technology, and Small-Cap Index Portfolios (the “Surviving Portfolios”), respectively, in exchange for shares of the respective Surviving Portfolios (the “Reorganization”). The Reorganization took place on December 31, 2003 for all these Portfolios/Variable Accounts, except for the Reorganization between the Small-Cap Equity Portfolio/Variable Account and the Small-Cap Index Portfolio/Variable Account, which took place on April 30, 2004. In connection with the Reorganization, a total of 313,082 outstanding accumulation units (valued at $3,023,558) of the Research Variable Account were exchanged for 271,631 accumulation units with equal value of the Diversified Research Variable Account; a total of 349,550 outstanding accumulation units (valued at $3,061,086) of the Global Growth Variable Account were exchanged for 444,029 accumulation units with equal value of the International Large-Cap Variable Account; a total of 529,844 outstanding accumulation units (valued at $1,849,527) of the Telecommunications Variable Account were exchanged for 388,931 accumulation units with equal value of the Technology Variable Account; and a total of 4,624,693 outstanding accumulation units (valued at $209,557,928) of the Small-Cap Equity Variable Account were exchanged for 15,637,302 accumulation units with equal value of the Small-Cap Index Variable account.

     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

     The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments

     Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios/funds. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

     B. Security Transactions and Investment Income

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

     C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

SAQ-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

2. SEPARATE ACCOUNT’S COST OF INVESTMENTS IN THE FUNDS’ SHARES

     The cost of investments in the Funds’ shares are determined on an identified cost basis, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account’s investments in the Funds as of September 30, 2004, were as follows (amounts in thousands):

		Variable Accounts
		Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
		Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences

Total cost of investments at beginning of period		$43,925	$5,448	$38,928	$17,586	$5,381	$4,596	$8,524
Add:	Total net proceeds from policy transactions	15,256	5,988	27,448	14,201	2,409	2,495	4,706
	Reinvested distributions from the Funds	3	—	5	447	—	7	—

	Sub-Total	59,184	11,436	66,381	32,234	7,790	7,098	13,230
Less:	Cost of investments disposed during the period	1,940	1,039	18,129	2,806	2,617	1,379	2,512

Total cost of investments at end of period		57,244	10,397	48,252	29,428	5,173	5,719	10,718
Add:	Unrealized appreciation (depreciation)	522	602	2,501	(292)	31	552	728

Total market value of investments at end of period		$57,766	$10,999	$50,753	$29,136	$5,204	$6,271	$11,446

		Tech-	Focused	Growth	Mid-Cap	International	Capital	International
		nology	30	LT	Value	Value	Opportunities	Large-Cap

Total cost of investments at beginning of period		$7,955	$4,372	$451,787	$93,564	$152,235	$11,933	$58,522
Add:	Total net proceeds from policy transactions	5,572	3,042	14,885	34,301	30,258	2,620	28,123
	Reinvested distributions from the Funds	—	—	—	7	321	4	200

	Sub-Total	13,527	7,414	466,672	127,872	182,814	14,557	86,845
Less:	Cost of investments disposed during the period	4,008	944	86,684	19,621	25,833	1,773	16,709

Total cost of investments at end of period		9,519	6,470	379,988	108,251	156,981	12,784	70,136
Add:	Unrealized appreciation (depreciation)	(859)	909	(109,217)	18,851	28,506	887	4,567

Total market value of investments at end of period		$8,660	$7,379	$270,771	$127,102	$185,487	$13,671	$74,703

		Equity	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed
		Index	Index	Strategy	Core	Markets	Managed	Bond

Total cost of investments at beginning of period		$506,146	$59,314	$95,597	$161,369	$24,892	$98,971	$215,085
Add:	Total net proceeds from policy transactions	36,530	239,068	15,416	8,137	9,013	18,084	13,731
	Reinvested distributions from the Funds	39	99	96	27	80	7,434	7,032

	Sub-Total	542,715	298,481	111,109	169,533	33,985	124,489	235,848
Less:	Cost of investments disposed during the period	39,870	42,106	15,334	21,279	3,506	9,852	20,466

Total cost of investments at end of period		502,845	256,375	95,775	148,254	30,479	114,637	215,382
Add:	Unrealized appreciation (depreciation)	(51,154)	8,627	3,716	(11,764)	14,307	1,688	2,020

Total market value of investments at end of period		$451,691	$265,002	$99,491	$136,490	$44,786	$116,325	$217,402

		Small-Cap	Money	High Yield	Equity		Aggressive	Large-Cap
		Value	Market	Bond	Income	Equity	Equity	Value

Total cost of investments at beginning of period		$10,611	$278,036	$67,662	$11,605	$58,450	$34,511	$95,841
Add:	Total net proceeds from policy transactions	11,348	234,654	23,299	8,674	7,533	5,865	27,545
	Reinvested distributions from the Funds	496	1,912	3,781	7	12	13	4

	Sub-Total	22,455	514,602	94,742	20,286	65,995	40,389	123,390
Less:	Cost of investments disposed during the period	1,550	205,008	22,203	4,030	17,518	13,245	7,264

Total cost of investments at end of period		20,905	309,594	72,539	16,256	48,477	27,144	116,126
Add: Unrealized appreciation (depreciation)		2,729	(93)	3,353	1,203	(3,846)	5,014	13,087

Total market value of investments at end of period		$23,634	$309,501	$75,892	$17,459	$44,631	$32,158	$129,213

			Real	Mid-Cap
		Comstock	Estate	Growth	I	II	III	V

Total cost of investments at beginning of period		$13,661	$40,612	$12,942	$34,958	$18,762	$29,867	$3,913
Add:	Total net proceeds from policy transactions	11,491	13,214	6,444	7,752	6,375	23,454	1,436
	Reinvested distributions from the Funds	7	332	—	7	1	—	—

	Sub-Total	25,159	54,158	19,386	42,717	25,138	53,321	5,349
Less:	Cost of investments disposed during the period	1,037	3,384	3,588	4,863	4,742	17,302	492

Total cost of investments at end of period		24,122	50,774	15,798	37,854	20,396	36,019	4,857
Add:	Unrealized appreciation	3,456	15,104	1,289	7,441	1,432	2,228	1,094

Total market value of investments at end of period		$27,578	$65,878	$17,087	$45,295	$21,828	$38,247	$5,951

SAQ-21

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

3. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

     Transactions in Separate Account units for the period ended September 30, 2004, were as follows (units in thousands):

	Variable Accounts
	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences

Total units outstanding at beginning of period	6,372	779	3,941	1,732	1,543	525	1,003
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,322	222	555	456	213	81	138
(b) Transfers between variable accounts, net	1,512	510	389	924	(233)	72	169
(c) Transfers—policy charges and deductions	(598)	(81)	(210)	(166)	(117)	(43)	(80)
(d) Transfers—surrenders	(236)	(19)	(120)	(67)	(32)	(17)	(34)
(e) Transfers—other	(84)	(7)	(69)	(24)	(21)	(5)	(18)

Sub-Total	1,916	625	545	1,123	(190)	88	175

Total units outstanding at end of period	8,288	1,404	4,486	2,855	1,353	613	1,178

	Tech-	Focused	Growth	Mid-Cap	International	Capital	International
	nology	30	LT	Value	Value	Opportunities	Large-Cap

Total units outstanding at beginning of period	1,902	734	8,820	6,440	8,874	1,720	9,225
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	323	104	866	692	899	299	1,372
(b) Transfers between variable accounts, net	26	252	(409)	655	91	69	873
(c) Transfers—policy charges and deductions	(152)	(66)	(563)	(402)	(486)	(148)	(690)
(d) Transfers—surrenders	(45)	(16)	(412)	(213)	(419)	(45)	(340)
(e) Transfers—other	(30)	(20)	(41)	(55)	(48)	(26)	(81)

Sub-Total	122	254	(559)	677	37	149	1,134

Total units outstanding at end of period	2,024	988	8,261	7,117	8,911	1,869	10,359

	Equity	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed
	Index	Index	Strategy	Core	Markets	Managed	Bond

Total units outstanding at beginning of period	11,037	5,554	2,453	3,594	3,597	3,042	6,314
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,113	1,206	218	305	339	297	580
(b) Transfers between variable accounts, net	119	13,912	59	(4)	389	214	(73)
(c) Transfers—policy charges and deductions	(629)	(696)	(133)	(204)	(217)	(176)	(332)
(d) Transfers—surrenders	(558)	(618)	(100)	(248)	(144)	(114)	(375)
(e) Transfers—other	(55)	(89)	(9)	(19)	(33)	(17)	(37)

Sub-Total	(10)	13,715	35	(170)	334	204	(237)

Total units outstanding at end of period	11,027	19,269	2,488	3,424	3,931	3,246	6,077

	Small-Cap	Money	High Yield	Equity		Aggressive	Large-Cap
	Value	Market	Bond	Income	Equity	Equity	Value

Total units outstanding at beginning of period	971	13,893	2,290	1,241	4,520	3,398	8,834
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	184	9,213	190	276	438	367	1,297
(b) Transfers between variable accounts, net	643	(5,339)	17	176	(244)	(369)	1,335
(c) Transfers—policy charges and deductions	(79)	(999)	(115)	(87)	(279)	(214)	(663)
(d) Transfers—surrenders	(36)	(822)	(104)	(37)	(232)	(263)	(301)
(e) Transfers—other	(12)	(569)	(9)	(3)	(35)	(16)	(74)

Sub-Total	700	1,484	(21)	325	(352)	(495)	1,594

Total units outstanding at end of period	1,671	15,377	2,269	1,566	4,168	2,903	10,428

SAQ-22

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
(Unaudited)

	Variable Accounts
		Real	Mid-Cap
	Comstock	Estate	Growth	I	II	III	V

Total units outstanding at beginning of period	1,746	2,444	2,524	1,976	1,190	1,680	439
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	308	280	425	192	154	131	46
(b) Transfers between variable accounts, net	1,051	396	321	75	102	(2)	53
(c) Transfers—policy charges and deductions	(148)	(158)	(207)	(84)	(72)	(70)	(21)
(d) Transfers—surrenders	(79)	(85)	(127)	(34)	(25)	(35)	(5)
(e) Transfers—other	(24)	(25)	(27)	(9)	(9)	(30)	(1)

Sub-Total	1,108	408	385	140	150	(6)	72

Total units outstanding at end of period	2,854	2,852	2,909	2,116	1,340	1,674	511

4. CHARGES AND EXPENSES

     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state, local and Federal tax charges before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

5. DIVIDENDS

     During the period ended September 30, 2004, the Funds declared dividends for each portfolio/fund, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Growth, Frontier Capital Appreciation and Business Opportunity Value Portfolios/Funds. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios/funds.

6. RELATED PARTY AGREEMENT

     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

SAQ-23

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2003 and 2002, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for goodwill and other intangible assets in 2002.

As discussed in Note 19 to the financial statements, on November 29, 2004, the Company signed a definitive agreement to sell their group insurance business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement, with the Company ceding to PacifiCare future premiums received for their existing group insurance business and with PacifiCare assuming future claim liabilities. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
February 23, 2004, except for Note 19, as to which the date is December 6, 2004.

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2003	2002
	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$23,369	$20,747
Equity securities available for sale, at estimated fair value	128	90
Trading securities, at estimated fair value	306	572
Mortgage loans	3,811	3,123
Real estate	168	153
Policy loans	5,407	5,115
Interest in PIMCO (Note 2)	1,089	2,054
Other investments	1,185	1,094

TOTAL INVESTMENTS	35,463	32,948
Cash and cash equivalents	496	581
Deferred policy acquisition costs	2,817	2,261
Accrued investment income	411	431
Other assets	1,028	760
Separate account assets	25,163	19,241

TOTAL ASSETS	$65,378	$56,222

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$27,921	$25,717
Future policy benefits	5,053	4,775
Short-term and long-term debt	275	475
Other liabilities	1,664	1,797
Separate account liabilities	25,163	19,241

TOTAL LIABILITIES	60,076	52,005

Commitments and contingencies (Note 18)
Stockholder’s Equity:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	500	153
Unearned ESOP shares	(29)	(42)
Retained earnings	3,736	3,300
Accumulated other comprehensive income	1,065	776

TOTAL STOCKHOLDER’S EQUITY	5,302	4,217

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$65,378	$56,222

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2003	2002	2001
		(In Millions)
REVENUES
Insurance premiums	$1,146	$1,058	$812
Policy fees	932	857	821
Net investment income	1,785	1,681	1,628
Net realized investment gain (loss)	243	(269)	(13)
Commission revenue	187	162	181
Other income	229	215	225

TOTAL REVENUES	4,522	3,704	3,654

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,516	1,460	1,163
Interest credited to policyholder account balances	1,153	1,083	1,030
Commission expenses	581	560	524
Operating expenses	673	684	634

TOTAL BENEFITS AND EXPENSES	3,923	3,787	3,351

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	599	(83)	303
Provision for income taxes (benefit)	163	(112)	55

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	436	29	248
Cumulative adjustments due to changes in accounting principles, net of taxes			(7)

NET INCOME	$436	$29	$241

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized
					Gain (Loss) on	Minimum	Unrealized
					Derivatives	Pension	Gain on
			Unearned		and Securities	Liability	Interest in
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	PIMCO, Net
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	(Note 2)	Total
					(In Millions)
BALANCES, JANUARY 1, 2001	$30	$147	($6)	$3,030	($46)		$77	$3,232
Comprehensive income:
Net income				241				241
Other comprehensive income					128		111	239

Total comprehensive income								480
Other equity adjustments		1						1
Allocation of unearned ESOP shares		3	3					6

BALANCES, DECEMBER 31, 2001	30	151	(3)	3,271	82		188	3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	($44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	30	153	(42)	3,300	407	(44)	413	4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Other equity adjustments		(1)						(1)
Allocation of unearned ESOP shares		(2)	13					11

BALANCES, DECEMBER 31, 2003	$30	$500	($29)	$3,736	$835	($3)	$233	$5,302

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2003	2002	2001
		(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$436	$29	$241
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(60)	(81)	(73)
Depreciation and other amortization	44	38	26
Deferred income taxes	(26)	(8)	56
Net realized investment (gain) loss	(243)	269	13
Net change in deferred policy acquisition costs	(556)	(148)	(317)
Interest credited to policyholder account balances	1,153	1,083	1,030
Change in trading securities	266	(114)	(387)
Change in accrued investment income	20	(54)	(42)
Change in future policy benefits	278	195	38
Change in other assets and liabilities	108	94	182

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,420	1,303	767

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(7,309)	(6,228)	(4,867)
Sales	2,143	921	905
Maturities and repayments	2,881	2,155	1,652
Repayments of mortgage loans	584	315	682
Proceeds from sales of real estate	5	28	44
Purchases of mortgage loans and real estate	(1,173)	(498)	(593)
Change in policy loans	(292)	(216)	(219)
Sale of interest in PIMCO (Note 2)	999
Other investing activity, net	258	259	472

NET CASH USED IN INVESTING ACTIVITIES	(1,904)	(3,264)	(1,924)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2003	2002	2001
		(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,842	$6,820	$4,690
Withdrawals	(5,604)	(4,787)	(3,320)
Short-term and long-term debt:
Net change in short-term debt	(200)	50	80
Payments of long-term debt		(14)
Capital contribution	350
Purchase of ESOP note		(46)
Allocation of unearned ESOP shares	11	9	6

NET CASH PROVIDED BY FINANCING ACTIVITIES	399	2,032	1,456

Net change in cash and cash equivalents	(85)	71	299
Cash and cash equivalents, beginning of year	581	510	211

CASH AND CASH EQUIVALENTS, END OF YEAR	$496	$581	$510

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$102	$11	$(48)
Interest paid	$29	$20	$23

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements materially differ from those filed with regulatory authorities (Note 4).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2003 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

During the year ended December 31, 2001, the Company adopted Financial Accounting Standard Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities — an amendment of SFAS No. 133, and Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. As a result, during the year ended December 31, 2001, the Company recorded a decrease to net income of $7 million, net of taxes, as a cumulative adjustment due to changes in accounting principles. Additionally, upon adoption, the Company recorded an increase to accumulated other comprehensive income (OCI) of $38 million, net of taxes, and transferred $306 million of fixed maturity securities available for sale into the trading category, which resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss) during the year ended December 31, 2001.

Effective January 1, 2002, the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. The Company ceased goodwill amortization as of January 1, 2002, and as a result, the Company’s net income increased $2 million for the years ended December 31, 2003 and 2002. In addition, Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. (PIMCO), adopted SFAS No. 142 effective January 1, 2002. As a result, net investment income increased $1 million and $17 million for the years ended December 31, 2003 and 2002, respectively (Note 2). During the year ended December 31, 2003, the Company recorded goodwill impairments of $6 million (Note 7). The carrying value of goodwill as of December 31, 2003 and 2002 was $39 million and $47 million, respectively, and is included in other assets.

Effective January 1, 2003, the Company adopted FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 does not apply to guarantees that are accounted for under existing insurance accounting principles. FIN 45 requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the consolidated statement of financial condition at fair value. Adoption of FIN 45 did not have a material impact on the Company’s consolidated financial statements (Note 18).

Effective January 1, 2003, the Company adopted SFAS No. 146, Accounting for Costs Associated with Exit or Disposal Activities. SFAS No. 146 addresses the recognition, measurement and reporting of costs associated with exit and disposal activities, after January 1, 2003, including restructuring activities. SFAS No. 146 establishes a change in the requirements for recognition of a liability for a cost associated with an exit or disposal activity. SFAS No. 146 now requires these liabilities to be recognized when actually incurred. Adoption of SFAS No. 146 did not have a material impact on the Company’s consolidated financial statements.

Effective June 1, 2003, the Company adopted SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. SFAS No. 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Many of those instruments were previously classified as equity. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. Adoption of SFAS No. 150 did not have a material impact on the Company’s consolidated financial statements.

Effective July 1, 2003, the Company adopted SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities. SFAS No. 149 amends and clarifies financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003. Adoption of SFAS No. 149 did not have a material impact on the Company’s consolidated financial statements.

Effective October 1, 2003, the Company adopted FASB Derivatives Implementation Group (DIG) SFAS No. 133 Implementation Issue No. B36 (DIG B36), Embedded Derivatives: Modified Coinsurance Arrangements land Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments. DIG B36 establishes the criteria for the bifurcation of an instrument into a debt host contract and an embedded credit derivative. One of the examples is related to the bifurcation of an embedded derivative within a reinsurer’s receivable and ceding company’s payable that arises from a modified coinsurance (MODCO) agreement. Since the yield on the payable and receivable related to the MODCO agreement is tied to the return on a specific block of assets, rather than the overall credit worthiness of the ceding company, DIG B36 concludes that this relationship does not qualify as clearly and closely related and therefore requires bifurcation. Upon adoption of SFAS No. 133, the Company selected January 1, 1999 as the transition date for embedded derivatives. As the Company has not entered into or substantively modified any of its existing MODCO agreements since the transition date, the MODCO agreements are grandfathered from the embedded derivative provisions. Adoption of DIG B36 did not have a material impact on the Company’s consolidated financial statements.

Effective December 31, 2003, the Company adopted SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (SFAS No. 132R). SFAS No. 132R revises employers’ disclosures about pension plans and other postretirement benefit plans. It does not change the measurement or recognition of those plans required by SFAS No. 87, Employers’Accounting for Pensions, SFAS No. 88, Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits, and SFAS No. 106, Employers’ Accounting for Postretirement Benefits Other Than Pensions. SFAS No. 132R retains the disclosure requirements contained in SFAS No. 132, Employers’ Disclosures about Pensions and Other Postretirement Benefits, which it replaces. It requires additional disclosures about the assets, obligations, cash flows and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans (Note 16).

Effective February 1, 2003, the Company adopted FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51. FIN 46 requires that Variable Interest Entities (VIE) be consolidated by a company if that company is subject to a majority of the risk of loss from the VIE’s activities, or is entitled to receive a majority of the entity’s residual returns or both. FIN 46 also requires disclosures about VIEs that companies are not required to consolidate but in which a company has a significant variable interest. Adoption of FIN 46 did not have a material impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB issued FIN 46 (revised December 2003) Consolidation of Variable Interest, Entities, an Interpretation of ARE No. 51 (FIN 46R). FIN 46R replaced FIN 46 and clarified the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements for the Company’s other VIEs created or acquired prior to December 31, 2003, will apply in the first fiscal year or interim period beginning after December 15, 2004.

The Company is currently assessing the application of FIN 46R as it relates to the Company’s following investments and activities in VIEs, which were created or acquired prior to December 31, 2003:

	Assets		Liabilities		Carrying Amount
	(In Millions)
Aviation Capital Group Trust	$632		$645		$12
Managed Collateralized Debt Obligations	404		456		19
Asset and Mortgage-Backed Securities	(a	)	(a	)	4,270

	$1,036		$1,101		$4,301

(a)	Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid, which are recorded in other income as earned. ACG recorded marketing and administrative fees of $2 million, $3 million and $3 million for the years ended December 31, 2003, 2002 and 2001, respectively, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The Company recorded collateral management fees of $1 million for each of the years ended December 31, 2003, 2002 and 2001. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

The Aviation Trust and CDOs are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs is non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage-backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted for in accordance with SFAS No. 115, Accounting for Certain Investments mi Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts, which is effective for financial statements for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain non-traditional long-duration contracts, including accounting for contracts that contain death or other insurance benefit features, and for separate accounts. For contracts classified as insurance contracts that have amounts assessed against contract holders for the insurance benefit feature that are assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including guaranteed minimum death benefits (GMDB) and guaranteed minimum income benefits (GMIB), a liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. For contracts where sales inducements are offered, the costs of such inducements that meet specified criteria must be separately reported, capitalized and amortized over the life of the contracts using the same methodology as used for amortizing DAC. The Company has previously recorded GMDB and GMIB liabilities, with balances of $32 million and $51 million as of December 31, 2003 and 2002, respectively. The Company is currently evaluating the impact of adopting SOP 03-1 on its consolidated financial statements.

During 2003, the EITF discussed EITF Issue No. 03-01, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. Under EITF No. 03-01, the EITF is developing an impairment model for certain investments classified as either available for sale or held to maturity under SFAS No. 115, and investments accounted for under the cost method or the equity method. The EITF has not reached a consensus on a final impairment model. In November 2003, the EITF stated that certain quantitative and qualitative disclosures are required for all debt and marketable equity securities classified as available for sale or held to maturity under SFAS No. 115 where the estimated fair value exceeds the carrying value at the statement of financial condition date, but for which an other than temporary impairment has not been recognized. The disclosure requirements are effective for fiscal years ending after December 15, 2003, which the Company has adopted as of December 31, 2003.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of OCI. For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. For variable rate and impaired securities, the investment is adjusted over the remaining life of the security. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves provided by a major independent data service which determines the discount yield based upon the security’s weighted average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows. As of December 31, 2003, 70% of the estimated fair values of fixed maturity securities were obtained from independent pricing services, 25% from the above described matrix and 5% from other sources.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $ 18 million was included in net realized investment gain (loss) from this transfer.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or a majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $25 million, $26 million and $27 million for the years ended December 31, 2003, 2002 and 2001, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of cash collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives hedging securities, these amounts are included in net investment income. For derivatives hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2003 and 2002, the carrying value of DAC was $2.8 billion and $2.3 billion, respectively (Note 4).

For universal life and investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.
Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

During the year ended December 31, 2002, the Company recorded a pretax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration during 2002 of the equity markets and the Company’s decision in 2002 to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments supporting its variable annuity products from 9.0% to 7.75%.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $90 million and $92 million as of December 31, 2003 and 2002, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 1.0% to 8.0% during 2003, 2002 and 2001.

FUTURE POLICY BENEFITS

Annuity benefit liabilities are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2003 and 2002, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force. Dividends to policyholders are included in policy benefits paid or provided.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, primarily on group health contracts, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as insurance companies for Federal income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated an expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other single separate accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 7, 8 and 9, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	INTEREST IN PIMCO

The Company’s beneficial economic interest in PIMCO (the interest in PIMCO) is accounted for using the cost method, since the Company has virtually no influence over PIMCO’s operating and financial policies. Effective with the amendment of the Continuing Investment Agreement described below, PIMCO changed its method of allocating net income and will not allocate any goodwill impairment or goodwill amortization, if required by future U.S. GAAP changes, to the Company. Accordingly, revenue from PIMCO became equal to distributions received and declared. Prior to the amendment of the Continuing Investment Agreement, distributions received in excess of net income allocated by PIMCO were recorded as a reduction to the interest in PIMCO.

The interest in PIMCO is reported as of December 31, 2003, at an estimated fair value of $1,089 million as determined by the put and call option price described below. The increase (decrease) in unrealized gains of ($294) million, $354 million and $177 million, net of deferred income taxes (benefit) of ($114) million, $129 million and $66 million, for the years ended December 31, 2003, 2002 and 2001, respectively, is reported as a component of OCI.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively.

Prior to March 10, 2003, the put option gave the Company the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO. The put option price was based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gave Allianz the right to require the Company, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO to Allianz. The call option price was based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14, if the call per unit value reached a minimum value.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial per unit value as of December 31, 2002 was $551,924 and the per unit value as of December 31, 2003 was $562,964. The per unit amount is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions from PIMCO to the Company are dependent on the performance of Pacific Investment Management Company LLC (PIMCO LLC), a subsidiary of PIMCO, and will be subject to certain limitations as defined in the agreements. PIMCO LLC offers investment products through managed accounts and institutional, retail and offshore mutual funds.

During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $ 1 billion of its interest in PIMCO to Allianz. The pre-tax gain recognized for the year ended December 31, 2003 was $327 million.

3.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2003	2002	2001
		(In Millions)
Balance, January 1	$2,261	$2,113	$1,796

Additions:
Capitalized during the year	821	573	566

Amortization:
Allocated to commission expenses	(210)	(232)	(181)
Allocated to operating expenses	(53)	(77)	(65)
Allocated to OCI, net unrealized gains	(2)	(116)	(3)

Total amortization	(265)	(425)	(249)

Balance, December 31	$2,817	$2,261	$2,113

4.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2003	2002
	(In Millions)
Statutory capital and surplus	$2,359	$1,669
Deferred policy acquisition costs	2,926	2,382
Accumulated other comprehensive income	1,065	776
Asset valuation reserve	436	401
Non-admitted assets	332	338
Surplus notes	(150)	(150)
Deferred income taxes	(418)	(431)
Insurance and annuity reserves	(1,185)	(737)
Other	(63)	(31)

Stockholder’s equity as reported herein	$5,302	$4,217

	Years Ended December 31,
	2003	2002	2001
	(In Millions)
Statutory net income	$277	$13	$24
Deferred policy acquisition costs	544	259	329
Earnings of subsidiaries	125	(301)	(60)
Statutory expense of minimum pension liability adjustment		81
Unrealized losses on partnerships and joint ventures	(20)	(45)	(31)
Deferred income taxes	(121)	4	(29)
Insurance and annuity reserves	(464)	58	25
Other	95	(40)	(17)

Net income as reported herein	$436	$29	$241

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2003 and 2002, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous year, without prior approval from the CA DOI. Based on this limitation and 2003 statutory results, Pacific Life could pay $380 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2003 statutory results, PL&A could pay $22 million in dividends in 2004 without prior approval. No dividends were paid during 2003, 2002 and 2001.

5.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $298 million as of December 31, 2003 and 2002, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $317 million and $326 million as of December 31, 2003 and 2002, respectively. The contribution to income from the Closed Block amounted to $2 million, $5 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2003, 2002 and 2001, respectively.

6. ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Re Group Limited, formerly Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public.

In July 2003, the Company sold approximately 34% of its common stock ownership in Scottish for $30 million and recognized an after tax gain of $2 million. In addition, Scottish issued additional shares to the public further reducing the Company’s common stock ownership interest to 8.5% as of December 31, 2003. The Company accounts for its investment in Scottish on the equity method as it continues to hold two of the nine board positions on the Scottish Board of Directors.

In October 2002, a transaction was closed whereby Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, acquired a 45% ownership in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer. The purchase price of $4 million was primarily recorded as goodwill. In March 2003, PSD increased its ownership in Waterstone to 62% for a purchase price of $1 million and began including Waterstone in the Company’s consolidated financial statements. Prior to this increased ownership, Waterstone was accounted for under the equity method.

7. INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,439	1,184	61	15,562
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,844	$1,705	$180	$23,369

Total equity securities	$106	$23	$1	$128

As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$260	$8		$268
Obligations of states and political subdivisions	790	182		972
Foreign governments	283	44	$8	319
Corporate securities	13,191	885	251	13,825
Mortgage-backed and asset-backed securities	5,244	290	176	5,358
Redeemable preferred stock	5			5

Total fixed maturity securities	$19,773	$1,409	$435	$20,747

Total equity securities	$83	$10	$3	$90

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2003, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value
	(In Millions)
Due in one year or less	$880	$34	$1	$913
Due after one year through five years	6,261	468	22	6,707
Due after five years through ten years	5,045	449	23	5,471
Due after ten years	4,055	468	51	4,472

	16,241	1,419	97	17,563
Mortgage-backed and asset-backed securities	5,603	286	83	5,806

Total	$21,844	$1,705	$180	$23,369

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount as of December 31, 2003.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	11	79	(11)
Corporate securities	214	1,719	(53)
Federal agency mortgage-backed securities	4	39
Redeemable preferred stock	2	3

Total fixed maturity securities	260	2,176	(89)
Total equity securities	26	6	(1)

Total	286	$2,182	($90)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	8	52	(1)	3	$27	($10)
Corporate securities	183	1,481	(40)	31	238	(13)
Federal agency mortgage-backed securities	3	39		1
Redeemable preferred stock	1			1	3

Total fixed maturity securities	224	1,908	(66)	36	268	(23)
Total equity securities	12			14	6	(1)

Total	236	$1,908	($66)	50	$274	($24)

As of December 31, 2003, the Company holds seven fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these seven securities is $44 million and ($12) million, respectively. The securities represent investments in a foreign central bank and the utilities industry.

The Company has evaluated the temporarily impaired securities determining that the Company has the ability and intent to hold the securities until recovery.

Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Millions)
Fixed maturity securities	$1,315	$1,211	$1,118
Equity securities	5	5	5
Mortgage loans	198	182	215
Real estate	32	34	64
Policy loans	200	203	202
Other	153	172	163

Gross investment income	1,903	1,807	1,767
Investment expense	118	126	139

Net investment income	$1,785	$1,681	$1,628

The components of net realized investment gain (loss) are as follows:

	Years Ended December 31 ,
	2003	2002	2001
	(In Millions)
Fixed maturity securities
Gross gains on sales	$40	$18	$20
Gross losses on sales	(57)	(48)	(26)
Other than temporary impairments	(140)	(209)	(36)
Other	2	21	13

Subtotal	(155)	(218)	(29)

Equity securities
Gross gains on sales	7	5	28
Gross losses on sales		(4)	(11)
Other than temporary impairments	(4)	(25)	(31)
Other	1

Subtotal	4	(24)	(14)

Mortgage loans	(3)	(3)
Real estate	(3)	5	9
Interest in PIMCO (Note 2)	327
Other investments	73	(29)	21

Total	$243	($269)	($13)

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31 ,
	2003	2002	2001
	(In Millions)
Available for sale securities:
Fixed maturity	$551	$735	$140
Equity	15	(4)	5

Total	$566	$731	$145

Trading securities	$53	($18)	($17)

Realized gains (losses) on trading securities held as of December 31, 2003 and 2002, were $21 million and ($33) million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2003 and 2002, totaled $5 million and $16 million, respectively.

As of December 31, 2003 and 2002, fixed maturity securities of $14 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO (Note 2) exceeds 10% of total stockholder’s equity as of December 31, 2003.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2003, approximately $956 million, $375 million, $341 million, $310 million and $224 million were located in California, Texas, Virginia, Michigan and Arizona, respectively.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2003 and 2002. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2003 or 2002.

During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million. Additionally, goodwill related to the acquisition of real estate property acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance, and written down $5 million during the year ended December 31, 2003. During the year ended December 31, 2002, one real estate investment with a balance of $6 million was considered impaired and written down by $1 million.

8.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2003		December 31, 2002
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
	(In Millions)
Assets:
Fixed maturity and equity securities (Note 7)	$23,497	$23,497	$20,837	$20,837
Trading securities	306	306	572	572
Mortgage loans	3,811	4,163	3,123	3,427
Policy loans	5,407	5,407	5,115	5,115
Interest in PIMCO (Note 2)	1,089	1,089	2,054	2,054
Derivative instruments (Note 9)	830	830	280	280
Cash and cash equivalents	496	496	581	581
Notes receivable from affiliates (Note 17)			106	106
Liabilities:
Funding agreements and guaranteed interest contracts	8,657	8,842	8,664	9,112
Fixed account liabilities	5,141	5,149	3,965	3,986
Short-term debt	125	125	325	325
Long-term debt	150	178	150	175
Derivative instruments (Note 9)	140	140	332	332

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2003 and 2002:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

NOTES RECEIVABLE FROM AFFILIATES

The carrying amount of notes receivable from affiliates is a reasonable estimate of their fair value because the interest rates are variable and based on current market rates.

FUNDING AGREEMENTS AND GUARANTEED INTEREST CONTRACTS

The fair value of funding agreements and guaranteed interest contracts (GICs) is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The notional or contract amounts and estimated fair value of outstanding derivative instruments as of December 31, 2003 and 2002 are as follows:

	Net Assets (Liabilities)
	Notional or	Notional or	Estimated	Estimated
	Contract Amounts	Contract Amounts	Fair Value	Fair Value
	2003	2002	2003	2002
	(In Millions)
Interest rate swaps	$5,206	$5,300	($347)	($500)
Credit default and total return swaps	1,254	1,430	(8)	(89)
Foreign currency swaps and forwards	5,024	4,223	1,035	526
Synthetic GICs	4,835	3,894
Interest rate floors, caps, options, and swaptions	3,744	1,289	10	11
Financial futures contracts	89	134

Total	$20,152	$16,270	$690	($52)

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

CASH FLOW HEDGES

The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate and foreign currencies. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2003 and 2002. Over the next 12 months, the Company anticipates that $2 million of deferred losses on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2003, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps, foreign currency swaps, credit default swaps, and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate, foreign currencies, and credit risk.

Credit default swaps involve the receipt or payment of fixed amounts at specific intervals in exchange for the assumption of or protection from potential credit events associated with the underlying security.

For the years ended December 31, 2003, 2002, and 2001 the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company enters into swaps, foreign currency forward contracts, interest rate futures contracts, interest rate cap and floor agreements, options, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s interest rate risk, credit risk, equity risk, and for yield enhancement purposes. The Company uses credit default, asset, and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain assets and liabilities, and to take advantage of market opportunities.

Asset swaps involve the receipt of floating rate payments in exchange for the rights associated with the conversion option in the underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for U.S. dollar denominated payments at a specific date.

Interest rate floor agreements entitle the Company to receive the difference between the current rate and the strike rate when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference between the current rate and the strike rate when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition. Written covered options obligate the Company to deliver the underlying securities held at a specified price on the expiration date. Cash requirements for these instruments are generally limited to the price of the specified bond to be delivered.

Net realized investment gains for the years ended December 31, 2003, 2002 and 2001, include $24 million, $3 million and $19 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

EMBEDDED DERIVATIVES

The Company also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statements of financial condition at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. The ERISA Plan absorbs default risk. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2003, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $4.8 billion compared to $3.9 billion as of December 31, 2002. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, the Company offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. The estimated fair value of the liability for these riders as of December 31, 2003 is zero. The notional amount is included in the interest rate floors, caps, options and swaptions category in the table above.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2003
	Notional	Credit
	Amount	Exposure
	(In Millions)
AAA	$904	$54
AA	2,578	157
A	4,676	74

Total	$8,158	$285

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2003	2002
	(In Millions)
Universal life	$14,123	$13,088
Funding agreements	6,677	6,383
Fixed account liabilities	5,141	3,965
Guaranteed interest contracts	1,980	2,281

Total	$27,921	$25,717

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2003	2002
	(In Millions)
Annuity reserves	$3,708	$3,516
Unearned revenue reserve	479	423
Closed block liabilities	315	324
Policy benefits payable	296	280
Life insurance	235	208
Other	20	24

Total	$5,053	$4,775

UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The following table provides a reconciliation for the activity in the group health unpaid claims and claim adjustment expenses, which is included in the liability for future policy benefits.

	Years Ended December 31,
	2003	2002
	(In Millions)
Balance at January 1	$172	$159
Less reinsurance recoverable	2

Net balance at January 1	170	159

Incurred related to:
Current year	784	753
Prior years	(20)	(22)

Total incurred	764	731

Paid related to:
Current year	651	614
Prior years	126	106

Total paid	777	720

Net balance at December 31	157	170
Plus reinsurance recoverables	1	2

Balance at December 31	$158	$172

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $20 million and $22 million for the years ended December 31, 2003 and 2002, respectively.

11.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. Commercial paper debt outstanding as of December 31, 2003 was $125 million bearing an interest rate of 1.0%. There was no commercial paper debt outstanding as of December 31, 2002. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2003 and 2002. The credit facility matures in 2007.

Pacific Asset Management LLC (PAM), a wholly owned subsidiary of Pacific Life, had bank borrowings outstanding of $325 million as of December 31, 2002. The interest rate ranged from 1.5% to 1.6%. The amount of the borrowings and the interest rates reset monthly. The borrowing limit for PAM, as of December 31, 2002, was $325 million. The PAM borrowings were repaid in 2003.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2003, 2002 and 2001, and is included in net investment income.

12.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Millions)
Current	$189	($104)	($5)
Deferred	(26)	(8)	60

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	163	(112)	55
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			(4)

Total	$163	($112)	$51

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31 ,
	2003	2002	2001
	(In Millions)
Deferred policy acquisition costs	$125	$119	$99
Low income housing tax credit carryover	74	(43)	(31)
Investment valuation	42	(34)	(7)
Partnership income	19	(20)	(26)
Duration hedging	(13)	(1)
Policyholder reserves	(113)	(29)	7
Interest in PIMCO (Note 2)	(147)	(8)
Other	(13)	8	14

Provision for deferred taxes	($26)	($8)	$56

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$209	($29)	$106
State income taxes	11	3	4
Amounts related to prior periods	(10)	(39)	(26)
Nontaxable investment income	(16)	(9)	(6)
Low income housing and foreign tax credits	(30)	(32)	(28)
Other	(1)	(6)	5

Provision for income taxes (benefit) on income before cumulative adjustments due to changes in accounting principles	163	(112)	55
Deferred income tax provision on cumulative adjustments due to changes in accounting principles			(4)

Total	$163	($112)	$51

The net deferred tax liability, included in other liabilities as of December 31, 2003 and 2002, is comprised of the following tax effected temporary differences:

	December 31,
	2003	2002
	(In Millions)
Deferred tax assets
Policyholder reserves	$319	$206
Investment valuation	91	133
Deferred compensation	34	29
Duration hedging	32	19
Retirement benefits	18	21
Dividends	6	7
Low income housing tax credit carryover		74
Other	13	2

Total deferred tax assets	513	491

Deferred tax liabilities
Deferred policy acquisition costs	(444)	(319)
Interest in PIMCO (Note 2)	(240)	(387)
Partnership income	(23)	(4)
Depreciation	(10)	(11)

Total deferred tax liabilities	(717)	(721)

Net deferred tax liability from operations	(204)	(230)
Unrealized gain on derivatives and securities available for sale	(450)	(219)
Unrealized gain on interest in PIMCO (Note 2)	(129)	(243)
Minimum pension liability adjustment and other	2	23

Net deferred tax liability	($781)	($669)

13.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31 ,
	2003	2002	2001
	(In Millions)
Gross Holding Gain:
Holding gain on securities available for sale	$415	$479	$101
Holding gain (loss) on derivatives	56	(144)	(25)
Income tax expense	(166)	(117)	(28)
Reclassification adjustment:
Realized loss on sale of securities available for sale	163	243	52
Realized loss on derivatives	8	6	71
Provision for income tax benefit	(60)	(87)	(44)
Allocation of holding (gain) loss to deferred policy acquisition costs	19	(85)	2
Provision for income (taxes) benefit	(7)	30	(1)

Net unrealized gain on securities available for sale	428	325	128
Minimum pension liability and other adjustments	41	(44)
Increase (decrease) in unrealized gain on interest in PIMCO (Note 2)	(180)	225	111

Total	$289	$506	$239

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2003	2002
	(In Millions)
Universal life deposits	($99)	($91)
Future policy benefits	200	169
Paid claims	54	37
Unpaid claims	12	12
Other	31	29

As of December 31, 2003, 86% of the reinsurance recoverables were from three reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31 ,
	2003	2002	2001
	(In Millions)
Direct premiums	$1,270	$1,181	$923
Ceded reinsurance	(158)	(137)	(129)
Assumed reinsurance	34	14	18

Insurance premiums	$1,146	$1,058	$812

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31 ,
	2003	2002	2001
	(In Millions)
Ceded reinsurance netted against policy fees	$103	$78	$85
Ceded reinsurance netted against net investment income	283	277	266
Ceded reinsurance netted against interest credited	217	219	210
Ceded reinsurance netted against policy benefits	139	122	115
Assumed reinsurance included in policy benefits	15	6	11

15.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. During 2001, Annuities & Mutual Funds began distribution of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

The following is segment information as of and for the year ended December 31, 2003:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total
	(In Millions)
REVENUES
Insurance premiums	($76)	$253		$969			$1,146
Policy fees	644	3	$285				932
Net investment income	685	876	197	25		$2	1,785
Net realized investment gain (loss)	(64)	(67)	(7)	(5)		386	243
Commission revenue			1		$682	(496)	187
Other income	21	4	117	1	58	28	229

Total revenues	1,210	1,069	593	990	740	(80)	4,522

BENEFITS AND EXPENSES
Policy benefits	253	499	18	746			1,516
Interest credited	544	455	154				1,153
Commission expenses	115	4	213	69	676	(496)	581
Operating expenses	187	20	160	133	64	109	673

Total benefits and expenses	1,099	978	545	948	740	(387)	3,923

Income before provision for income taxes	111	91	48	42		307	599
Provision for income taxes	9	11	1	14		128	163

Net income	$102	$80	$47	$28	$0	$179	$436

Total assets	$21,343	$14,911	$26,757	$484	$114	$1,769	$65,378
Deferred policy acquisition costs	1,197	73	1,547				2,817
Separate account assets	4,083	419	20,661				25,163
Policyholder and contract liabilities	15,355	12,765	4,651	203			32,974
Separate account liabilities	4,083	419	20,661				25,163

The following is segment information as of and for the year ended December 31, 2002:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total
	(In Millions)
REVENUES
Insurance premiums	($74)	$191		$941			$1,058
Policy fees	604	3	$250				857
Net investment income	668	806	119	26		$62	1,681
Net realized investment loss	(83)	(71)	(11)			(104)	(269)
Commission revenue			1		$546	(385)	162
Other income	26	9	101	2	42	35	215

Total revenues	1,141	938	460	969	588	(392)	3,704

BENEFITS AND EXPENSES
Policy benefits	240	428	69	723			1,460
Interest credited	530	459	94				1,083
Commission expenses	116	7	222	66	534	(385)	560
Operating expenses	165	15	160	132	53	159	684

Total benefits and expenses	1,051	909	545	921	587	(226)	3,787

Income (loss) before provision for income taxes (benefit)	90	29	(85)	48	1	(166)	(83)
Provision for income taxes (benefit)	11	(3)	(34)	17		(103)	(112)

Net income (loss)	$79	$32	($51)	$31	$1	($63)	$29

Total assets	$18,930	$15,727	$18,437	$497	$92	$2,539	$56,222
Deferred policy acquisition costs	1,007	73	1,181				2,261
Separate account assets	3,296	1,935	14,010				19,241
Policyholder and contract liabilities	14,170	12,631	3,467	224			30,492
Separate account liabilities	3,296	1,935	14,010				19,241

The following is segment information for the year ended December 31, 2001:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total
	(In Millions)
REVENUES
Insurance premiums	($59)	$113		$723		$35	$812
Policy fees	582	2	$237				821
Net investment income	645	831	67	19	$1	65	1,628
Net realized investment gain (loss)		6		2		(21)	(13)
Commission revenue					580	(399)	181
Other income	28	10	99	2	40	46	225

Total revenues	1,196	962	403	746	621	(274)	3,654

BENEFITS AND EXPENSES
Policy benefits	205	351	27	557		23	1,163
Interest credited	506	457	67				1,030
Commission expenses	149	3	149	50	567	(394)	524
Operating expenses	172	20	148	113	49	132	634

Total benefits and expenses	1,032	831	391	720	616	(239)	3,351

Income (loss) before provision for income taxes (benefit)	164	131	12	26	5	(35)	303
Provision for income taxes (benefit)	38	34	(2)	7	2	(24)	55

Income (loss) before cumulative adjustments due to changes in accounting principles	126	97	14	19	3	(11)	248
Cumulative adjustments due to changes in accounting principles, net of taxes	(3)	(8)	(1)	1		4	(7)

Net income (loss)	$123	$89	$13	$20	$3	($7)	$241

16.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SEPPs) for certain eligible employees. As of December 31, 2003 and 2002, the projected benefit obligation was $84 million and $75 million, respectively.

During 2002, amounts transferred to the SERPs from another compensation plan, including related plan amendments, totaled $43 million. The fair value of plan assets as of December 31, 2003 and 2002 was zero. The net periodic benefit cost of the SERPs was $8 million, $6 million and $5 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2003	2002	2001
	(In Millions)
Service cost - benefits earned during the year	$16	$15	$14
Interest cost on projected benefit obligation	18	16	14
Expected return on plan assets	(13)	(14)	(16)
Amortization of net obligations and prior service cost	4	1

Net periodic pension expense	$25	$18	$12

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2003	2002
	(In Millions)
Change in Benefit Obligation:
Benefit obligation, beginning of year	$279	$208
Service cost	16	15
Interest cost	18	16
Transfer of liabilities and plan amendments		43
Actuarial loss	24	13
Benefits paid	(22)	(16)

Benefit obligation, end of year	$315	$279

Change in Plan Assets:
Fair value of plan assets, beginning of year	$175	$181
Actual return on plan assets	44	(26)
Employer contributions	45	36
Benefits paid	(22)	(16)

Fair value of plan assets, end of year	$242	$175

Funded Status Reconciliation:
Funded status	($73)	($104)
Unrecognized transition asset	4	4
Unrecognized prior service cost	6	7
Unrecognized actuarial loss	58	69

Accrued benefit liability	($5)	($24)

	December 31,
	2003	2002
	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$63
Accrued benefit liability	(86)	($103)
Intangible asset	9	11
Accumulated other comprehensive income	9	68

Net amount recognized	($5)	($24)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	($59)	$68

	December 31,
	2003	2002
Weighted-average assumptions used to determine benefit obligations
Discount rate	6.00%	6.75%
Rate of compensation increase	4.00%	4.00%

	Year Ended
	December 31,
	2003	2002
Weighted-average assumptions used to determine net periodic benefit costs
Discount rate	6.75%	7.00%
Expected long-term return on plan assets	8.00%	8.50%
Rate of compensation increase	4.00%	4.50%

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2003, amounted to $22 million. Pacific Life expects to contribute $23 million to the plans in 2004. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2004	$30
2005	29
2006	30
2007	34
2008	30
2009-2013	152

The Company’s pension plans weighted average asset allocations by asset category are as follows:

	December 31,
	2003	2002
Asset Category
Equity-type investments	67%	62%
Fixed income investments	33%	38%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption of more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2003, 2002 and 2001 was $1 million. As of December 31, 2003 and 2002, the accumulated benefit obligation was $21 million and $19 million, respectively. The fair value of the plan assets as of December 31, 2003 and 2002 was zero. The amount of accrued benefit cost included in other liabilities was $22 million and $23 million as of December 31, 2003 and 2002, respectively.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 12.0% and 13.0% for 2003 and 2002, respectively, and is assumed to decrease gradually to 5.0% in 2010 and remain at that level thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003 would be increased by 7.3%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 8.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2003 would be decreased by 6.4%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 7.6%.

The discount rate used in determining the accumulated postretirement benefit obligation was 6.0% and 6.75% for 2003 and 2002, respectively.

Benefit payments for the year ended December 31, 2003 amounted to $2 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2004	$2
2005	3
2006	3
2007	3
2008	3
2009-2013	15

On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was enacted. As of December 31, 2003, the Company’s retiree medical plan provides prescription drug coverage for eligible retirees. On January 12, 2004, the FASB issued FASB Staff Position (FSP) No. 106-1, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP No. 106-1 permits a sponsor of a postretirement health care plan that provides a prescription drug benefit to make a one time election to defer accounting for the effects of the Act, which the Company did in January 2004. The information relating to the postretirement benefits described in this note does not reflect the effects of the Act. Once specific authoritative guidance on the accounting for the Federal subsidy provided to plan sponsors when their plans provide prescription drug coverage is available, the Company will reflect the Act in the liabilities associated with the postretirement benefits described herein.

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $11 million, $10 million and $9 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

17.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 15). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $141 million, $123 million and $120 million for the years ended December 31, 2003, 2002 and 2001, respectively, and are included in other income. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $4 million, $4 million and $1 million for the years ended December 31, 2003, 2002 and 2001, respectively.

Included in insurance premiums are amounts ceded to subsidiaries of Scottish (Note 6), of $16 million and $3 million for the years ended December 31, 2003 and 2002, respectively.

PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2002 was $76 million. The interest rate as of December 31, 2002 was 1.7%. This loan was repaid during 2003.

PAM had an agreement to loan ACG up to $100 million at variable rates. The outstanding balance as of December 31, 2002 was $11 million. The interest rate as of December 31, 2002 was 3.4%. This loan was repaid during 2003.

PAM has an agreement to loan Pacific Asset Funding, LLC (PAF), a wholly owned subsidiary of Pacific LifeCorp, up to $53 million at variable rates. The outstanding balance as of December 31, 2002 was $19 million. The interest rate as of December 31, 2002 was 1.6%. This loan was repaid during 2003.

18.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2004	$833
2005 through 2008	691
2009 and thereafter	131

Total	$1,655

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $17 million, $16 million and $15 million for the years ended December 31, 2003, 2002 and 2001, respectively. Aggregate minimum future commitments are as follows (In Millions):

Years Ending December 31:
2004	$18
2005 through 2008	52
2009 and thereafter	20

Total	$90

In December 2002, Pacific Life entered into a participation agreement with a third-party lender to share in the liquidity commitment for outstanding borrowings of a credit facility of ACG for amounts in excess of $500 million. As of December 31, 2002, Pacific Life’s share of this facility was $45 million. The facility was repaid in 2003 upon which the liquidity commitment related to the facility was extinguished.

Pacific Life and PAM have an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million. Additionally, in connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and therefore no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

19.	SUBSEQUENT EVENT

On November 29, 2004, the Company signed a definitive agreement (Agreement) to sell their group insurance business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, the Company will cede to PacifiCare future premiums received for its existing group insurance business and PacifiCare will assume future claim liabilities. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

The Company’s group insurance business (Group Business) is identified as an operating segment in Note 15. The Group Business had revenues of $990 million, $969 million and $746 million, benefits and expenses of $948 million, $921 million and $720 million and net income of $28 million, $31 million and $20 million during the years ended December 31, 2003, 2002 and 2001, respectively. The Group Business had total assets of $484 million and $497 million and policyholder and contract liabilities of $203 million and $224 million as of December 31, 2003 and 2002, respectively.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, the Company does not anticipate incurring a net loss as a result of this transaction.

PACIFIC LIFE INSURANCE COMPANY AND SUBSIDIARIES

Condensed Consolidated Financial Statements
as of September 30, 2004 and December 31, 2003 and
for the nine months ended September 30, 2004 and 2003

Pacific Life Insurance Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	September 30,
	2004	December 31,
	(Unaudited)	2003

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,574	$23,313
Equity securities available for sale, at estimated fair value	310	184
Trading securities, at estimated fair value	228	306
Mortgage loans	3,313	3,811
Real estate	147	168
Policy loans	5,550	5,407
Interest in PIMCO (Note 4)	853	1,089
Other investments	1,055	1,185

TOTAL INVESTMENTS	37,030	35,463
Cash and cash equivalents	426	496
Deferred policy acquisition costs	3,223	2,817
Accrued investment income	404	411
Other assets	828	1,043
Separate account assets	28,841	25,163

TOTAL ASSETS	$70,752	$65,393

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$29,087	$27,921
Future policy benefits	5,185	5,053
Short-term and long-term debt	222	275
Other liabilities	1,695	1,679
Separate account liabilities	28,841	25,163

TOTAL LIABILITIES	65,030	60,091

Commitments and contingencies (Note 13)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	497	500
Unearned ESOP shares	(20)	(29)
Retained earnings	4,118	3,736
Accumulated other comprehensive income	1,097	1,065

TOTAL STOCKHOLDER’S EQUITY	5,722	5,302

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$70,752	$65,393

See Notes to Condensed Consolidated Financial Statements

PLQ-1

Pacific Life Insurance Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
REVENUES
Policy fees	$901	$701
Insurance premiums	717	923
Net investment income	1,388	1,361
Net realized investment gain	73	232
Commission revenue	183	128
Other income	222	162

TOTAL REVENUES	3,484	3,507

BENEFITS AND EXPENSES
Policy benefits paid or provided	1,024	1,204
Interest credited to policyholder account balances	837	859
Commission expenses	541	412
Operating expenses	559	521

TOTAL BENEFITS AND EXPENSES	2,961	2,996

INCOME BEFORE PROVISION FOR INCOME TAXES	523	511
Provision for income taxes	119	141

INCOME BEFORE CUMULATIVE ADJUSTMENT DUE TO CHANGE IN ACCOUNTING PRINCIPLE	404	370
Cumulative adjustment due to change in accounting principle, net of taxes (Note 3)	(22)

NET INCOME	$382	$370

See Notes to Condensed Consolidated Financial Statements

PLQ-2

Pacific Life Insurance Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)
					Unrealized	Minimum
					Gain on	Pension	Unrealized
					Derivatives	Liability	Gain on
			Unearned		and Securities	Adjustment	Interest in
	Common	Paid-in	ESOP	Retained	Available for	and Other,	PIMCO, Net
	Stock	Capital	Shares	Earnings	Sale, Net	Net	(Note 4)	Total

	(In Millions)
BALANCES, JANUARY 1, 2003	$30	$153	($42)	$3,300	$407	($44)	$413	$4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Allocation of unearned ESOP shares		(2)	13					11
Other equity adjustments		(1)						(1)

BALANCES, DECEMBER 31, 2003	30	500	(29)	3,736	835	(3)	233	5,302
Comprehensive income:
Net income				382				382
Other comprehensive income (loss)					81	(3)	(46)	32

Total comprehensive income								414
Allocation of unearned ESOP shares		(1)	9					8
Other equity adjustments		(2)						(2)

BALANCES, (Unaudited) SEPTEMBER 30, 2004	$30	$497	($20)	$4,118	$916	($6)	$187	$5,722

See Notes to Condensed Consolidated Financial Statements

PLQ-3

Pacific Life Insurance Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$382	$370
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(55)	(33)
Depreciation and other amortization	29	29
Deferred income taxes	(32)	(55)
Net realized investment gain	(73)	(232)
Net change in deferred policy acquisition costs	(331)	(399)
Interest credited to policyholder account balances	837	859
Change in trading securities	78	162
Change in accrued investment income	7	29
Change in future policy benefits	99	234
Change in other assets and liabilities	335	238

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,276	1,202

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(4,910)	(4,991)
Sales	873	1,617
Maturities and repayments	1,745	2,149
Repayments of mortgage loans	1,629	414
Proceeds on the sale of real estate	24	5
Purchases of mortgage loans and real estate	(1,122)	(1,158)
Change in policy loans	(143)	(239)
Sale of interest in PIMCO (Note 4)	250	750
Other investing activity, net	94	(236)

NET CASH USED IN INVESTING ACTIVITIES	(1,560)	(1,689)

(Continued)
See Notes to Condensed Consolidated Financial Statements

PLQ-4

Pacific Life Insurance Company and Subsidiaries

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended
	September 30,
(Continued)	2004	2003

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$4,576	$4,705
Withdrawals	(4,307)	(3,706)
Net change in short-term and long-term debt	(63)	(150)
Capital contribution		350
Allocation of unearned ESOP shares	8	9

NET CASH PROVIDED BY FINANCING ACTIVITIES	214	1,208

Net change in cash and cash equivalents	(70)	721
Cash and cash equivalents, beginning of period	496	581

CASH AND CASH EQUIVALENTS, END OF PERIOD	$426	$1,302

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$139	$113
Interest paid	$6	$23

See Notes to Condensed Consolidated Financial Statements

PLQ-5

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

Effective April 1, 2004, Pacific Select Distributors, Inc. (PSD), a wholly owned broker-dealer subsidiary of Pacific Life, purchased from Pacific LifeCorp, its wholly owned broker-dealer subsidiary, M.L. Stern & Co., LLC (MLS). The purchase price of $12 million was based on MLS’s after tax book value.

2.	BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The information set forth in the condensed consolidated statement of financial condition as of September 30, 2004, the condensed consolidated statement of stockholder’s equity for the nine months ended September 30, 2004 and the condensed consolidated statements of operations and cash flows for the nine months ended September 30, 2004 and 2003 is unaudited. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) have been condensed or omitted. The information reflects all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial position and results of operations of Pacific Life Insurance Company and subsidiaries (the Company) for the periods indicated. Results of operations for the interim periods are not necessarily indicative of the results of operations for the full year. It is suggested that these unaudited condensed consolidated financial statements be read in conjunction with the audited financial statements for the years ended December 31, 2003, 2002 and 2001.

The accompanying condensed consolidated financial statements of the Company include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $34 million and $2 million as of September 30, 2004 and December 31, 2003, respectively. Included in operating expenses is the minority interest share of net income of $1 million for each of the nine months ended September 30, 2004 and 2003.

Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These condensed consolidated financial statements materially differ from those filed with regulatory authorities (Note 6).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

PLQ-6

Certain prior year amounts have been reclassified to conform to current year financial statement presentation.

3.	NEW ACCOUNTING PRONOUNCEMENTS

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1 provides guidance on accounting and reporting by insurance enterprises for certain non-traditional long-duration contracts, including accounting for contracts that contain death or other insurance benefit features, and for separate accounts. For contracts classified as insurance contracts that have amounts assessed against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including guaranteed minimum death benefits (GMDB) and guaranteed minimum income benefits (GMIB), a liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company has historically established GMDB reserves and recorded a liability of $31 million as of December 31, 2003. There were no GMIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million. The GMDB reserve was increased $17 million to $48 million and GMIB reserve was increased to $7 million. Additionally, the present value of estimated gross profits underlying the Company’s DAC calculation were also revised for the new requirements of SOP 03-1, resulting in a reduction of the DAC asset of $10 million. As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $22 million, net of tax, as a cumulative adjustment due to change in accounting principle for the nine months ended September 30, 2004.

In March 2004, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies. EITF Issue No. 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a noncontrolling investment should be accounted for using the cost method or the equity method of accounting. EITF Issue No. 03-16, which was effective in the third quarter of 2004, did not have a material impact on the Company’s condensed consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

On May 19, 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP FAS 106-2 provides accounting guidance for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act). FSP FAS 106-2 applies to sponsors of defined benefit postretirement health care plans for which a sponsor has concluded that prescription drug benefits available under the plan are actuarially equivalent to Medicare Part D and accordingly qualify for the subsidy under the Act. The Company is currently evaluating whether its prescription drug benefits available under the postretirement health care plan are actuarially equivalent. If determined to be actuarially equivalent, the Company anticipates that enactment of the Act will not be a significant event and will not reflect the requirements of FSP FAS 106-2 in the Company’s postretirement benefit liabilities until the next measurement date of December 31, 2004. Adoption is not expected to have a material impact on the Company’s condensed consolidated financial statements.

On June 18, 2004, the FASB issued FSP FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. The implementation of SOP 03-1 has raised questions in practice regarding the interpretation of Statement of Financial Accounting Standard (SFAS) No. 97, concerning when it is appropriate to recognize an unearned revenue liability. FSP FAS 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The Company’s current method of establishing an unearned revenue liability is in compliance with the requirements of FSP FAS 97-1 and adoption will have no impact on the Company’s condensed consolidated financial statements.

PLQ-7

As of December 31, 2003, the Company adopted the disclosure requirements of EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. EITF Issue No. 03-1 required certain quantitative and qualitative disclosures for all debt and marketable equity securities classified as available for sale or held to maturity under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, where the estimated fair value exceeds the carrying value at the statement of financial condition date, but for which an other than temporary impairment has not been recognized. At the March 2004 EITF meeting, the EITF reached a consensus on an impairment model for investments in debt and marketable equity securities. In September 2004, the FASB issued FSP 03-1-1 delaying the effective date for applying paragraphs 10-20 of EITF Issue No. 03-1. Paragraphs 10-20 provide guidance for evaluating whether impairments of debt and equity holdings are “other-than-temporary” and require immediate recognition in earnings. The effective date for applying the accounting guidance of EITF Issue No. 03-1 is currently under review by the FASB. The disclosure requirements of EITF Issue No. 03-1 remain unchanged and were effective for fiscal periods ending after December 15, 2003. The Company is monitoring the FASB discussions relating to the recognition of investment impairment and currently is unable to determine the impact of EITF Issue No. 03-1 on its condensed consolidated financial statements.

In December 2003, the FASB issued FASB Interpretation No. 46 (FIN 46) (revised December 2003) Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 and clarified the application of Accounting Research Bulletin No. 51, Consolidated Financial Statements, to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. The consolidation requirements for the Company’s other VIEs created or acquired prior to December 31, 2003, will apply in the first fiscal year or interim period beginning after December 15, 2004.

As of September 30, 2004, the Company is currently assessing application of FIN 46R as it relates to the Company’s following investments and activities in VIEs, which were created or acquired prior to December 31, 2003:

					Carrying
	Assets		Liabilities		Amount

	(In Millions)
Aviation Capital Group Trust	$608		$600		$12
Managed Collateralized Debt Obligations	283		333		16
Asset and Mortgage-Backed Securities	(a	)	(a	)	5,456

	$891		$933		$5,484

(a) Information related to the total assets and total liabilities for the asset and mortgage-backed securities is not currently available.

Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored a financial asset securitization of aircraft to Aviation Capital Group Trust (Aviation Trust) in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. As the marketing and administrative agent, ACG earns management fees on the total rents paid. ACG recorded marketing and administrative fees of $2 million for each of the nine months ended September 30, 2004 and 2003, from Aviation Trust. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets.

The Company has sponsored two Collateralized Debt Obligations (CDOs) of high yield debt securities and assumed management of a third CDO. The Company is the collateral manager and a beneficial interest holder in such transactions. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The Company recorded collateral management fees of $0.5 million for each of the nine months ended September 30, 2004 and 2003. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

PLQ-8

The Aviation Trust and CDOs are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDOs, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDOs are non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

As part of the Company’s investment strategy, the Company purchases primarily investment grade beneficial interests in asset and mortgage-backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. The Company has not guaranteed the performance, liquidity or obligations of the SPEs and the Company’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs. These investments represent debt investments accounted for in accordance with SFAS No. 115, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

4.	INTEREST IN PIMCO

The Company’s beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P., formerly Allianz Dresdner Asset Management of America L.P., is accounted for using the cost method, since the Company has virtually no influence over PIMCO’s operating and financial policies. PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds. Effective with the amendment of the Continuing Investment Agreement, revenue from PIMCO became equal to distributions declared. Prior to the amendment of the Continuing Investment Agreement, distributions received in excess of net income allocated by PIMCO were recorded as a reduction to the interest in PIMCO. The interest in PIMCO is reported as of September 30, 2004, at an estimated fair value of $853 million as determined by the put and call option price described below.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The initial per unit value as of December 31, 2002 was $551,924 and the per unit value as of September 30, 2004 was $571,244. The per unit value is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions are dependent on the performance of PIMCO and will be subject to certain limitations as defined in the agreements.

On March 31, 2004, Allianz exercised a call option of $250 million to purchase a portion of the Company’s interest in PIMCO. The pre-tax gain recognized for the nine months ended September 30, 2004 was $84 million. During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $1 billion of its interest in PIMCO to Allianz. During the nine months ended September 30, 2003, three of the four put options were exercised and the Company recognized a pre-tax gain of $244 million.

On October 29, 2004, Allianz exercised a call option of $250 million to purchase a portion of the Company’s interest in PIMCO, after which the interest in PIMCO had an estimated fair value of $603 million. The pre-tax gain that will be recognized in the fourth quarter is expected to be $85 million.

PLQ-9

5.	DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC.

Components of DAC are as follows:

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
Balance, January 1	$2,817	$2,261

Additions:
Capitalized during the year	638	611

Amortization:
Allocated to commission expenses	(200)	(153)
Allocated to operating expenses	(107)	(59)
Allocated to OCI, net unrealized (gains) losses	75	(36)

Total amortization	(232)	(248)

Balance, September 30	$3,223	$2,624

For universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in other comprehensive income (OCI), primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGP are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

During the nine months ended September 30, 2004, the Company revised certain assumptions related to the model used to calculate the present value of EGPs relating to its variable annuity products. This resulted in a decrease to DAC amortization expense of $15 million, net of taxes.

PLQ-10

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $86 million and $90 million as of September 30, 2004 and December 31, 2003, respectively.

6.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder’s equity and net income from the condensed consolidated financial statements prepared in accordance with U.S. GAAP:

	September 30,	December 31,
	2004	2003

	(In Millions)
Statutory capital and surplus	$2,745	$2,359
Deferred policy acquisition costs	3,251	2,926
Accumulated other comprehensive income	1,097	1,065
Non-admitted assets	421	332
Asset valuation reserve	249	436
Surplus notes	(150)	(150)
Deferred income taxes	(466)	(418)
Insurance and annuity reserves	(1,336)	(1,104)
Other	(89)	(144)

Stockholder’s equity as reported herein	$5,722	$5,302

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
Statutory net income	$559	$291
Deferred policy acquisition costs	326	388
Deferred income taxes	48	(72)
Unrealized gains (losses) on partnerships and joint ventures	27	(15)
Insurance and annuity reserves	(180)	(301)
Earnings of subsidiaries	(440)	40
Other	42	39

Net income as reported herein	$382	$370

PLQ-11

7.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary impairments and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of September 30, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$242	$6	$8	$240
Obligations of states and political subdivisions	1,135	223	6	1,352
Foreign governments	445	52	15	482
Corporate securities	14,831	1,106	48	15,889
Mortgage-backed and asset-backed securities	7,377	290	61	7,606
Redeemable preferred stock	5			5

Total fixed maturity securities	$24,035	$1,677	$138	$25,574

Total equity securities	$271	$39	$0	$310

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,383	1,182	59	15,506
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,788	$1,703	$178	$23,313

Total equity securities	$162	$25	$3	$184

PLQ-12

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of September 30, 2004, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$950	$28	$4	$974
Due after one year through five years	6,482	396	16	6,862
Due after five years through ten years	5,007	407	22	5,392
Due after ten years	4,219	556	35	4,740

	16,658	1,387	77	17,968
Mortgage-backed and asset-backed securities	7,377	290	61	7,606

Total	$24,035	$1,677	$138	$25,574

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount as of September 30, 2004.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$141	($8)
Obligations of states and political subdivisions	20	120	(6)
Foreign governments	6	42	(14)
Corporate securities	195	1,835	(45)
Federal agency mortgage-backed securities	11	58	(1)

Total fixed maturity securities	237	2,196	(74)
Total equity securities	5	1	(1)

Total	242	$2,197	($75)

PLQ-13

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
U.S. Treasury securities and obligations of U.S. government authorities and agencies				5	$141	($8)
Obligations of states and political subdivisions	8	$20	($1)	12	100	(5)
Foreign governments	3	17	(1)	3	25	(13)
Corporate securities	148	1,423	(25)	47	412	(20)
Federal agency mortgage-backed securities	11	58	(1)

Total fixed maturity securities	170	1,518	(28)	67	678	(46)
Total equity securities				5	1	(1)

Total	170	$1,518	($28)	72	$679	($47)

As of September 30, 2004, the Company holds five fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these five securities is $43 million and $15 million, respectively. The securities primarily represent investments in a foreign central bank. The Company has evaluated these temporarily impaired securities and determined that the Company has the ability and intent to hold the securities until recovery.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the condensed consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

PLQ-14

Major categories of investment income and related investment expense are summarized as follows:

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
Fixed maturity securities	$1,009	$989
Equity securities	7	6
Mortgage loans	168	144
Real estate	25	24
Policy loans	137	153
Other	108	115

Gross investment income	1,454	1,431
Investment expense	66	70

Net investment income	$1,388	$1,361

The components of net realized investment gain are as follows:

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$40	$35
Gross losses on sales	(19)	(43)
Other than temporary impairments	(60)	(44)
Other	14	2

Subtotal	(25)	(50)

Equity securities:
Gross gains on sales	4	7
Gross losses on sales	(1)
Other than temporary impairments		(1)
Other	1

Subtotal	4	6

Mortgage loans	(5)	(3)
Interest in PIMCO (Note 4)	84	244
Other investments	15	35

Total	$73	$232

Realized gains on trading securities held as of September 30, 2004 and December 31, 2003 were $14 million and $21 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding September 30, 2004 and December 31, 2003 totaled $13 million and $5 million, respectively.

PLQ-15

8.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness has been established because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of cash collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives hedging securities, these amounts are included in net investment income. For derivatives hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

PLQ-16

The notional or contract amounts and estimated fair values of outstanding derivative instruments as of September 30, 2004 and December 31, 2003, are as follows:

	Net Assets (Liabilities)
	Notional or	Notional or	Estimated	Estimated
	Contract Amounts	Contract Amounts	Fair Value	Fair Value
	September 30,	December 31,	September 30,	December 31,
	2004	2003	2004	2003

	(In Millions)
Interest rate swaps	$6,705	$5,206	($290)	($347)
Credit default and total return swaps	1,308	1,254	20	(8)
Foreign currency swaps and forwards	5,449	5,024	482	1,035
Synthetic guaranteed interest contracts	5,812	4,835
Interest rate floors, caps, options, and swaptions	6,022	3,744	5	10
Financial futures contracts	9	89

Total	$25,305	$20,152	$217	$690

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represents an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

Credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of collateral received, if any. The following table summarizes the notional amount and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	September 30, 2004
	Notional	Credit
	Amount	Exposure

	(In Millions)
AAA	$187	$36
AA	2,826	123
A	1,962	49

Total	$4,975	$208

9.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. Commercial paper debt outstanding as of September 30, 2004 and December 31, 2003 was $50 million and $125 million, respectively, bearing an interest rate of 1.0%. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of September 30, 2004 and December 31, 2003. The credit facility matures in 2007.

During the first quarter of 2004, Pacific Life became a member of the Federal Home Loan Bank of San Francisco (FHLB). This membership required Pacific Life to purchase 259,285 shares of the FHLB’s capital stock at a cost of $26 million. The capital stock will earn a quarterly dividend declared by the FHLB’s Board of Directors.

PLQ-17

Membership will enable Pacific Life to borrow from the FHLB amounts up to $660 million at variable rates of interest, collaterialized by certain mortgage loan and government securities. Of this amount, half, or $330 million, can be borrowed for terms other than overnight, out to a maximum term of nine months. There were no borrowings outstanding with the FHLB as of September 30, 2004.

MLS has a broker lending agreement with a bank for a $25 million line of credit, of which $12 million was outstanding as of September 30, 2004. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and were 2.9% as of September 30, 2004. The lending agreement has no specified maturity.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at a fixed interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense, offset by interest earned on interest rate swaps of $2 million, amounted to $7 million for the nine months ended September 30, 2004. Interest expense amounted to $9 million for the nine months ended September 30, 2003.

Pacific Life entered into interest rate swaps converting the fixed rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The carrying value of the surplus notes is adjusted for the change in fair value due to movements in interest rates from the period the hedging relationship was designated, which is completely offset by the change in the fair value of the interest rate swaps. The fair value adjustment was $10 million as of September 30, 2004.

10.	INCOME TAXES

The provision for income taxes is as follows:

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
Current	$139	$196
Deferred	(20)	(55)

Provision for income taxes on income before cumulative adjustment due to change in accounting principle	119	141
Deferred income tax provision on cumulative adjustment due to change in accounting principle	(12)

Total	$107	$141

PLQ-18

A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the condensed consolidated financial statements is as follows:

	Nine Months Ended
	September 30,
	2004	2003

	(In Millions)
Provision for income taxes at the statutory rate	$183	$179
State income taxes	1	17
Nontaxable investment income	(23)	(7)
Low income housing and foreign tax credits	(23)	(21)
Amounts related to prior years	(28)	(21)
Other	9	(6)

Provision for income taxes on income before cumulative adjustment due to change in accounting principle	119	141
Deferred income tax provision on cumulative adjustment due to change in accounting principle	(12)

Total	$107	$141

PLQ-19

11.	SEGMENT INFORMATION

The Company has five operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. In addition, Annuities & Mutual Funds distributes the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of the Company’s assets are located in the United States.

PLQ-20

The following is segment information as of and for the nine months ended September 30, 2004:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees	$603	$2	$296				$901
Insurance premiums	(67)	173		$611			717
Net investment income	534	615	168	19	$1	$51	1,388
Net realized investment gain (loss)	(3)	(12)	9	1		78	73
Commission revenue			2		588	(407)	183
Other income	19	3	129	1	51	19	222

Total revenues	1,086	781	604	632	640	(259)	3,484

BENEFITS AND EXPENSES
Policy benefits	180	356	27	461			1,024
Interest credited	400	316	121				837
Commission expenses	156	4	177	44	567	(407)	541
Operating expenses	194	17	136	91	70	51	559

Total benefits and expenses	930	693	461	596	637	(356)	2,961

Income before provision for income taxes	156	88	143	36	3	97	523
Provision for income taxes	37	15	11	13	1	42	119

Income before cumulative adjustment due to change in accounting principle	119	73	132	23	2	55	404
Cumulative adjustment due to change in accounting principle, net of taxes			(22)				(22)

Net income	$119	$73	$110	$23	$2	$55	$382

Total assets	$22,794	$15,332	$30,842	$446	$162	$1,176	$70,752
Deferred policy acquisition costs	1,329	75	1,819				3,223
Separate account assets	4,282	221	24,338				28,841
Policyholder and contract liabilities	16,387	13,044	4,690	151			34,272
Separate account liabilities	4,282	221	24,338				28,841

PLQ-21

The following is segment information for the nine months ended September 30, 2003:

			Annuities
	Life	Institutional	& Mutual	Group	Broker-	Corporate
	Insurance	Products	Funds	Insurance	Dealers	and Other	Total

REVENUES	(In Millions)
Policy fees	$496	$2	$203				$701
Insurance premiums	(55)	238	1	$739			923
Net investment income	519	664	142	19		$17	1,361
Net realized investment gain (loss)	(11)	(33)	(9)	(1)		286	232
Commission revenue			1		$490	(363)	128
Other income	15	3	81	1	40	22	162

Total revenues	964	874	419	758	530	(38)	3,507

BENEFITS AND EXPENSES
Policy benefits	180	423	33	568			1,204
Interest credited	409	340	110				859
Commission expenses	98	3	137	52	485	(363)	412
Operating expenses	161	15	113	100	45	87	521

Total benefits and expenses	848	781	393	720	530	(276)	2,996

Income before provision for income taxes	116	93	26	38	—	238	511
Provision for income taxes	18	21	5	13	—	84	141

Net income	$98	$72	$21	$25	$0	$154	$370

12.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contractholders, and the Pacific Funds (Note 11). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $147 million and $98 million for the nine months ended September 30, 2004 and 2003, respectively.

13.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

Twelve Months Ending September 30:
2005	$853
2006 through 2009	494
2010 and thereafter	29

Total	$1,376

The Company issues synthetic guaranteed interest contracts (GICs) to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the

PLQ-22

contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan’s assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of September 30, 2004, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $5.8 billion compared to $4.8 billion as of December 31, 2003. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

Pacific Life and Pacific Asset Management LLC (PAM), a wholly owned subsidiary of Pacific Life, have an operating agreement in which Pacific Life at all times will be the managing member of PAM and Pacific Life will cause PAM to maintain certain financial ratios. Pacific Life’s support is limited to a maximum of $350 million. Additionally, in connection with the operations of certain subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and therefore no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

14.	SUBSEQUENT EVENT

On November 29, 2004, the Company signed a definitive agreement (Agreement) to sell its group insurance business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, the Company will cede to PacifiCare future premiums received for its existing group insurance business and PacifiCare will assume future claim liabilities. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

The Company’s group insurance business (Group Business) is identified as an operating segment in Note 11. The Group Business had revenues of $632 million and $758 million, benefits and expenses of $596 million and $720 million and net income of $23 million and $25 million during the nine months ended September 30, 2004 and 2003, respectively. The Group Business had total assets of $446 million and $484 million and policyholder and contract liabilities of $151 million and $203 million as of September 30, 2004 and December 31, 2003, respectively.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, the Company does not anticipate incurring a net loss as a result of this transaction.

PLQ-23

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART C: OTHER INFORMATION

     Item 27. Exhibits

(1)	(a)	Resolution of the Board of Directors of the Depositor dated November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993.[1]

	(b)	Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws.[1]

(2)	Inapplicable

(3)	(a)	Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network)[1]

	(b)	Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers[1]

	(c)	Distribution Agreement Between Pacific Select Distributors, Inc. and T. Rowe Price Investment Services, Inc.

(4)	(a)	Flexible Premium Variable Life Insurance Policy[1]

	(b)	Accelerated Living Benefit Rider (form R92-ABR)[1]

	(c)	Added Protection Benefit (form R98-APB)[1]

(5)	Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire[1]

(6)	(a)	Bylaws of Pacific Life Insurance Company[1]

	(b)	Articles of Incorporation of Pacific Life Insurance Company[1]

(7)	Form of Reinsurance Contract[1]

Participation Agreement between Pacific Life Insurance Company and Pacific Select
(8)	(a)	Fund[1]

	(b)	M Fund Inc. Participation Agreement with Pacific Life Insurance Company[2]

	(c)	Addenda to Participation Agreement with M Fund, Inc. dated September 22, 2003 and January 15, 2004[3]

	(d)	Participation Agreement with Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Products Fund III

	(e)	Service Contract with Fidelity Distributors Corporation

	(f)	Participation Agreement with Merrill Lynch Variable Series Fund, Inc.

	(g)	Administrative Services Agreement with FAM Distributors, Inc.

	(h)	Participation Agreement with T. Rowe Price Equity Series, Inc.

	(i)	Administrative Services Agreement with T. Rowe Price Associates, Inc.

	(j)	Participation Agreement with Van Eck Worldwide Insurance Trust

	(k)	Service Agreement with Van Eck Securities Corporation

(9)		Inapplicable

(10)		Inapplicable

(11)		Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered[1]

(12)		Inapplicable

(13)		Inapplicable

(14)		(a) Consent of Independent Registered Public Accounting Firm

(b) Consent of Outside Counsel[2]

(15)		Inapplicable

(16)		Inapplicable

(17)		Memorandum Describing Issuance, Transfer and Redemption Procedures[1]

(18)		Power of Attorney[1]

/1/		Filed as part of the Registration Statement on Form N-6 filed via EDGAR on January 31, 2003, File No. 333-102902, Accession Number 0001017062-03-000136.

/2/		Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-6 filed via EDGAR on May 1, 2003, File No. 333-102902, Accession Number 0001017062-03-001040.

/3/		Filed as part of Post-Effective Amendment No. 3 to the Registration Statement on Form N-6 filed via EDGAR on April 23, 2004, File No. 333-102902, Accession Number 0000892569-04-000501.

Item 28. Directors and Officers of Pacific Life

Positions and Offices
Name and Address	with Pacific Life

Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Corporate Secretary
Brian D. Klemens	Vice President and Treasurer
Edward R. Byrd	Vice President, Controller and Chief Accounting Officer
James T. Morris	Executive Vice President

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660

Item 29. Persons Controlled by or Under Common Control with Pacific Life or Pacific Select Exec Separate Account.

     The following is an explanation of the organization chart of Pacific Life’s subsidiaries:

PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
LEGAL STRUCTURE

Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 98% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Other subsidiaries of Pacific LifeCorp are: a 91% ownership of Aviation Capital Group Holding Corp. (a Delaware Corporation); College Savings Bank (a New Jersey Chartered Capital Stock Savings Bank) and its subsidiary College Savings Trust (a Montana Chartered Uninsured Trust Company); Pacific Asset Funding, LLC (a Delaware Limited Liability Company) and its subsidiaries PL Trading Company, LLC (a Delaware Limited Liability Company) and Pacific Life Trade Services, Limited (a Hong Kong Limited Corporation); and Pacific Life & Annuity Services, Inc. (a Colorado Corporation). A Subsidiary of Aviation Capital Group Holding Corp., is Aviation Capital Group Corp. (a Delaware Corporation), which in turn, is the parent of: ACG Acquisition V Corporation (a Delaware Corporation), and ACG Trust II Holding LLC, a 50% ownership of ACG Acquisition VI LLC (a Nevada Limited Liability Company); a 33% ownership of ACG Acquisition IX LLC and ACG Acquisition 40 LLC; and ACG Trust 2004-1 Holding LLC and its subsidiary ACG Funding Trust 2004-1 (a Delaware Statutory Trust) ACG Trust II Holding LLC owns Aviation Capital Group Trust II (a Delaware statutory trust), which in turn owns ACG Acquisition XXV LLC, and ACG Acquisition XXIX LLC. Subsidiaries of ACG Acquisition XXV LLC are ACG Acquisition 37-38 LLCS and ACG Acquisition Ireland II, Limited (an Irish Corporation). Subsidiaries of ACG Acquisition XXIX LLC are: ACG Acquisition XXX LLCs; ACG Acquisition 35 LLC; ACG Acquisition 32-34, 36 and 39 LLCs; and ACGFS LLC. Subsidiaries of ACG Acquisition VI LLC are: a 34% ownership of ACG Acquisition VIII LLC; a 20% ownership of ACG Acquisition XIV LLC; and a 20% ownership of ACG XIX LLC, which in turn owns ACG XIX Holding LLC, which owns Aviation Capital Group Trust (a Delaware statutory trust). Subsidiaries of Aviation Capital Group Trust are: ACG Acquisition XV LLC; ACG Acquisition XX LLC and its subsidiary ACG Acquisition Ireland, Limited (an Irish Corporation); and ACG Acquisition XXI, LLC. Pacific Life is the parent company of: Pacific Life & Annuity Company (an Arizona Stock Life Insurance Company); Pacific Select Distributors, Inc.; Pacific Asset Management LLC (a Delaware Limited Liability Company); Confederation Life Insurance and Annuity Company (a Georgia Company); a 50% ownership of Asset Management Finance Corporation (a Delaware Corporation); an 8% ownership of Scottish Re Group Limited [(a Grand Cayman Islands Holding Company) abbreviated structure]; a 95% ownership of Grayhawk Golf Holdings, LLC (a Delaware Limited Liability Company), and its subsidiary Grayhawk Golf L.L.C. (an Arizona Limited Liability Company); a 67% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company) and its subsidiary Pacific Mezzanine Investors, L.L.C., (a Delaware Limited Liability Company); Las Vegas Golf I, LLC (a Delaware Limited Liability Company) and its subsidiary, Angel Park Golf LLC (a Nevada Limited Liability Company); and Bryan Texas Apartments, LLC (a Delaware Limited Liability Company). Subsidiaries of Pacific Asset Management LLC are: a 21% ownership of Carson-Pacific LLC (a Delaware Limited Liability Company); Pacific Financial Products Inc. (a Delaware Corporation); and Allianz-Pac Life Partners LLC, a non-managing membership interest (a Delaware Limited Liability Company). Allianz-PacLife Partners LLC and Pacific Financial Products, Inc., own the Class E units of Allianz Dresdner Asset Management of America L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Select Distributors, Inc., include: Associated Financial Group, Inc., Mutual Service Corporation (a Michigan Corporation) and its subsidiary, Contemporary Financial Solutions, Inc. (a Delaware Corporation), United Planners’ Group, Inc. (an Arizona Corporation), a 62% ownership of Waterstone Financial Group, Inc. (an Illinois Corporation); and M.L. Stern & Co., LLC (a Delaware Limited Liability Company) and its subsidiary, Tower Asset Management, LLC (a Delaware Limited Liability Company). Subsidiaries of Associated Financial Group, Inc., are Associated Planners Investment Advisory, Inc., Associated Securities Corp., and West Coast Realty Advisors, Inc.; United Planners’ Group, Inc. is the general partner and holds an approximately 45% general partnership interest in United Planners’ Financial Services of America (an Arizona Limited Partnership). Subsidiaries of United Planners’ Financial Services of America are UPFSA Insurance Agency of Arizona, Inc. (an Arizona Corporation), UPFSA Insurance Agency of California, Inc., United Planners Insurance Agency of Massachusetts, Inc. (a Massachusetts Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 30. Indemnification

(a)	The Distribution Agreement between Pacific Life and Pacific Select Distributors, Inc. (PSD) provides substantially as follows:

Pacific Life hereby agrees to indemnify and hold harmless PSD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PSD.

PSD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PSD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PSD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life, Pacific Select Distributors, Inc. (PSD) and Various Broker-Dealers provides substantially as follows:

Pacific Life and PSD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PSD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PSD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PSD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PSD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 31.	Principal Underwriters

PSD (formerly Pacific Mutual Distributors, Inc.) also acts as principal underwriter for Pacific Select Separate Account of Pacific Life, Pacific Select Variable Annuity Separate Account of Pacific Life, Pacific Corinthian Variable Separate Account of Pacific Life, Separate Account A of Pacific Life, Separate Account B of Pacific Life, Pacific Select Exec Separate Account of PL&A, Separate Account A of PL&A, and Pacific Select Fund.

Positions and
Offices with
Name	Underwriter

Edward R. Byrd	VP
Gerald W. Robinson	Director, Chairman, Chief Executive Officer
Adrian S. Griggs	VP
M. Kathleen Hunter	VP
Brian D. Klemens	VP, Treasurer
Audrey L. Milfs	VP, Secretary
S. Kendrick Dunn	AVP, Compliance

The principal business address of each of the above individuals is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.

Compensation from the Registrant.

(3)
	(2)	Compensation on
(1)	Net Underwriting	Events Occasioning	(4)	(5)
Name of	Discounts and	the Deduction of a	Brokerage	Other
Principal Underwriter	Commissions	Deferred Sales Load	Commissions	Compensation

PSD	N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 33.	Management Services

Not applicable

Item 34.	Fee Representation

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Life Insurance Policy described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Select Exec Separate Account of the Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 10th day of February 2005.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
(Registrant)

BY:	PACIFIC LIFE INSURANCE COMPANY
(Depositor)

BY:

Thomas C. Sutton*
Chief Executive Officer

*BY:	/s/ SHARON A. CHEEVER

Sharon A. Cheever
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed on January 31, 2003, File No. 333-102902, Accession No. 0001017062-03-000136, and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Newport Beach, and State of California, on this 10th day of February, 2005.

BY:	PACIFIC LIFE INSURANCE COMPANY
(Registrant)

BY:

Thomas C. Sutton*
Chief Executive Officer

*BY:	/s/ SHARON A. CHEEVER

Sharon A. Cheever
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed on January 31, 2003, File No. 333-102902, Accession No. 0001017062-03-000136, and incorporated by reference herein.)

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Director, Chairman of the Board and Chief Executive Officer
Thomas C. Sutton*		, 2004

	Director and President	, 2004
Glenn S. Schafer*

Director, Executive Vice President and Chief
	Financial Officer	, 2004
Khanh T. Tran*

Director, Senior Vice President and General Counsel
David R. Carmichael*		, 2004

Director, Vice President and Corporate Secretary
, 2004
Audrey L. Milfs*

	Vice President, Controller and Chief Accounting Officer	, 2004
Edward R. Byrd*

	Vice President and Treasurer	, 2004
Brian D. Klemens*

	Executive Vice President	, 2004
James T. Morris*

*By:	/s/ SHARON A. CHEEVER	February 10, 2005

Sharon A. Cheever
as attorney-in-fact

(Powers of Attorney are contained as Exhibit 18 in the Registration Statement on Form N-6 of Pacific Select Exec Separate Account, filed on January 31, 2003, File No. 333-102902, Accession No. 0001017062-03-000136 and incorporated by reference herein.)